As filed with the Securities and Exchange
                         Commission on February 4, 2009

                          File Nos. 33-12289; 811-05038

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 27 [X]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940 [X]

                              AMENDMENT NO. 27 [X]

                        (Check appropriate box or boxes)

                                   ----------

                           CLEARWATER INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                                   ----------

         30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930
                     (Address of principal executive office)

       Registrant's Telephone Number, including Area Code: (651) 228-0935

           Steven G. Lentz, Faegre & Benson LLP, 90 South 7th Street,
              2200 Wells Fargo Center, Minneapolis, Minnesota 55402
                     (Name and address of agent for service)

 It is proposed that this filing will become effective (check appropriate box):

       [ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

              [ ] on (date) pursuant to paragraph (b) of Rule 485.

       [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

             [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

       [X ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

             [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

                           CLEARWATER INVESTMENT TRUST



                             CLEARWATER GROWTH FUND
                            CLEARWATER SMALL CAP FUND
                         CLEARWATER TAX-EXEMPT BOND FUND
                          CLEARWATER INTERNATIONAL FUND






                                   PROSPECTUS

                                February 4, 2009




The Securities and Exchange Commission has not approved or disapproved of these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                    CONTENTS



THINGS YOU SHOULD KNOW BEFORE INVESTING......................................3
CLEARWATER GROWTH FUND.......................................................4
CLEARWATER SMALL CAP FUND....................................................7
CLEARWATER TAX-EXEMPT BOND FUND.............................................11
CLEARWATER INTERNATIONAL FUND...............................................15
OTHER INVESTMENTS AND INVESTMENT STRATEGIES.................................20
MANAGEMENT..................................................................21
BUYING SHARES...............................................................22
EXCHANGING AND REDEEMING SHARES.............................................23
FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES............................25
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS...............................26
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................28
FINANCIAL HIGHLIGHTS........................................................30

                         Clearwater Investment Trust - 2

                     THINGS YOU SHOULD KNOW BEFORE INVESTING



About mutual fund risks

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


About each Fund's investment objective

Each Fund's investment objective is classified as nonfundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

                         Clearwater Investment Trust - 3

                             CLEARWATER GROWTH FUND


Investment objectives

The Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks included in the Russell 1000 Index, is a secondary objective.


Key investments and strategies

The Fund is passively managed to track but not replicate the Russell 1000 Index, an unmanaged, capitalization weighted index of the largest 1,000 public companies in the United States (the "Russell 1000 Index"). The Fund holds a broadly diversified portfolio of common stocks comparable to stocks in the Russell 1000 Index in terms of economic sector weightings, market capitalization and liquidity.


How the subadviser selects the Fund's investments

The Fund's subadviser, Parametric Portfolio Associates (a "subadviser" or "Parametric") manages the Fund so that the Fund's holdings match the holdings of the Index as closely as possible without requiring the Fund to realize taxable gains. This means that the Fund is not required to buy and sell securities to match changes in the composition of securities in the Russell 1000 Index. Instead, the subadviser adjusts the Fund's portfolio periodically to reflect the holdings and weightings of the Russell 1000 Index but only after consideration of the Fund's policy to minimize realization of taxable gains.

Prior to 1998, the Fund was actively managed to meet a different investment objective. To reduce potential realized capital gain from the sale of portfolio securities acquired prior to 1998, the subadviser gradually adjusted the Fund's portfolio to align it with the Index.

Principal risks of investing in the Fund

Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if any of the following occurs:

o The price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline.

o The Russell 1000 Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks.

o An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000 Index.

o The stocks of companies which comprise the Russell 1000 Index fall out of favor with investors.

Even though the Fund invests substantially all of its assets in the common stocks of companies represented in the Russell 1000 Index, the Fund cannot guarantee its performance will match the Russell 1000 Index because:

o The Fund must have an amount of cash or other liquid securities available to meet redemption requests;

o The subadviser manages the Fund to limit the tax liability to the Fund's shareholders; and

o Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the costs of buying and selling investments.

                         Clearwater Investment Trust - 4

Total return and comparative performance

The bar chart indicates the risks of investing in the Fund by showing the performance of the Fund's shares for each of the past 10 calendar years. The total return table indicates the risk of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund's benchmark, the Russell 1000 Index, an unmanaged index of common stocks of the largest 1000 public companies in the United States. The table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Returns for periods prior to 1998 were achieved under the Fund's prior actively managed strategy.

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 % Total Return

22.7    24.3    -2.0    -13.2   -22.3   29.5    11.5    5.9     14.8    5.4
-------------------------------------------------------------------------------
1998    1999    2000     2001    2002   2003    2004    2005    2006    2007

                        Calendar Years Ended December 31


                                          Quarterly returns

                                          Highest:   21.9% in 4th quarter 1998
                                          Lowest:   -16.8% in 3rd quarter 2002


--------------------------------------------------------------------------------
Clearwater Growth Fund Average Annual Total Returns (Calendar Years Ended December 31, 2007)
--------------------------------------------------------------------------------
                                                1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Return Before Taxes                             5.36%       13.09%       6.43%
--------------------------------------------------------------------------------
Return After Taxes on Distributions             5.12%       12.86%       6.30%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                         4.56%       11.90%       5.43%
--------------------------------------------------------------------------------
Russell 1000 Index (reflects
no deduction for expenses or taxes)             5.77%       13.43%       6.20%
--------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                         Clearwater Investment Trust - 5

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees (paid directly from your investment)                      None
--------------------------------------------------------------------------------

Annual Fund operating expenses (paid by the Fund as a % of Fund net assets)

    Management fees                                                        0.45%
    Acquired fund fees and expenses (1)                                    0.00%
    Other expenses                                                         0.00%
                                                                           ----
--------------------------------------------------------------------------------
    Total annual Fund operating expenses                                   0.45%
                                                                           ====
--------------------------------------------------------------------------------

(1) Acquired fund fees and expenses (the "Underlying Funds") reflect the pro rata share of the fees and expenses incurred by investing in the Underlying Funds. Please see the section "Management" below for more information on Fund expenses.

Example

This example helps you compare the costs of investing in the Fund with other mutual funds. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
Number of years you own your shares    1 year*  3 years*  5 years*  10 years*
--------------------------------------------------------------------------------
                                       $ 46     $ 144     $ 252     $ 567

--------------------------------------------------------------------------------
*This example assumes     o   You invest $10,000 for the period shown
                          o   You reinvest all distributions and dividends
                          o   The Fund's operating expenses remain the same
                          o   Your investment has a 5% return each year
                          o   You redeem all of your shares at the end of the
                              period shown
--------------------------------------------------------------------------------

Under its agreement with the investment manager, the Fund pays a management fee of 0.45% of average daily net assets. However, beginning April 1, 2007, the investment manager voluntarily reduced management fees otherwise payable by the Fund to 0.28%. Had the above example been calculated using the new reduced fee the one year, three years, five years and ten years fee totals would have been $29, $90, $157 and $356, respectively. It is the investment manager's current intent to continue this fee reduction indefinitely. Nonetheless, the investment manager may terminate this voluntary fee reduction at any time.

                         Clearwater Investment Trust - 6

                            CLEARWATER SMALL CAP FUND


Investment objectives

The Fund seeks long-term growth of capital. Current income is a secondary objective.


Key investments and strategies

The Fund normally invests at least 80% of its assets in equity securities of small companies. The Fund defines "small companies" as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000 Index (the "Russell 2000 Index") at the time of investment. The market capitalization of the companies included in the Russell 2000 Index as of February 29, 2008, was between $25 million and $7.4 billion. Equity securities consist primarily of exchange traded common and preferred stocks and convertible securities.

How the subadvisers select the Fund's investments

The Fund has two subadvisers: Kennedy Capital Management (a "subadviser" or "KCM") and Keeley Asset Management Corp (a "subadviser" or "KAMCO"). KCM uses a "bottom up" investment approach in selecting securities based on its fundamental analysis of a security's value. In selecting individual companies for investment, the KCM looks for companies with:

Growing and accelerating sales, earnings and cash flow. Above average growth rates at reasonable market valuations. Low valuations relative to long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to poor economic conditions, adverse regulatory changes or market declines.

KCM also employs an active sell discipline and will generally sell stock if it determines:

o   The company's future fundamentals have deteriorated.

o   The company's stock has reached full or excessive valuation level.

KCM reinvests the proceeds of dispositions in new securities exhibiting desirable investment characteristics as described above.

KAMCO focuses its attention on particular kinds of undervalued stocks. Specifically, it concentrates on identifying companies going through major changes (corporate restructuring), including:

o Corporate spin-offs (a tax-free distribution of a parent company's division to shareholders).

o Financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy.

o     Companies selling at or below actual or perceived book value.

o     Savings and loan and insurance conversions.

o     Distressed utilities.

Current dividend or interest income is not a factor when choosing securities. Each stock is judged on its potential for above-average capital appreciation, using a value approach that emphasizes:

o     Equities with positive cash flow.

o     Low market capitalization-to-revenue ratio.

o Desirable EBITDA (earnings before interest, taxes, depreciation and amortization).

o     Motivated management.

o     Little attention from Wall Street.

Research sources include company documents, subscription research services, select broker/dealers and direct company contact.

                         Clearwater Investment Trust - 7

It is KAMCO's initial intention to typically hold securities for more than two years to allow the corporate restructuring process to yield results. But, they may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

Principal risks of investing in the Fund

Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if any of the following occurs:

o The stock market goes down. This risk may be greater if you have been invested in the Fund for only a short while.

o     Small company stocks fall out of favor with investors.

o The KCM's or KAMCO's judgment about the attractiveness or relative value of a particular security proves to be incorrect.

The Fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their common stocks, are likely to:

o Be more sensitive to changes in the economy, earnings results and investor expectations.

o     Have more limited product lines and capital resources.

o     Experience sharper swings in market values.

o     Be harder to sell at the times and prices the Fund thinks appropriate.

o     Offer greater potential for gain and loss.

For the portion of the portfolio subadvised by KAMCO, the focus on companies emerging from bankruptcy presents special risks. Although companies emerging from bankruptcy usually have improved balance sheets as a part of the restructure, they are often subject to specific plans imposed by their lenders which they must meet in a fairly short time frame. Often, if such a company does not meet its plan, it has few, if any, alternatives. In addition, such companies must overcome the negative perception resulting from a previous bankruptcy. Generally, companies going through corporate restructures are more likely than others to remain undervalued.

The Fund is also subject to the risk of having multiple subadvisers. Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the Fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may underperform the market generally or other subadvisers that could have been selected for the Fund.

                         Clearwater Investment Trust - 8

Total return and comparative performance

The bar chart indicates the risks of investing in the Fund by showing the performance of the Fund's shares for each calendar year since the current subadviser assumed management of the Fund. The total return table indicates the risk of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund's benchmark, the Russell 2000 Index, an unmanaged index of small capitalization stocks. The table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 % Total Return

-7.1    27.3    10.7    13.3    -10.3   58.7    20.9    9.2     17.1    3.1
--------------------------------------------------------------------------------
1998    1999    2000    2001     2002   2003    2004    2005    2006    2007

                        Calendar Years Ended December 31


                                            Quarterly returns

                                            Highest:  25.1% in 4th quarter 2001
                                            Lowest:  -25.1% in 3rd quarter 1998

--------------------------------------------------------------------------------
Clearwater Small Cap Fund Average Annual Total Returns (Calendar Years Ended December 31, 2007)
--------------------------------------------------------------------------------
                                                1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
Return Before Taxes                             3.10%       20.39%      12.91%
--------------------------------------------------------------------------------
Return After Taxes on Distributions             0.65%       17.52%      10.35%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                         2.28%       17.40%      10.29%
--------------------------------------------------------------------------------
Russell 2000 Index (reflects
no deduction for expenses or taxes)            -1.57%       16.25%       7.08%
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                         Clearwater Investment Trust - 9

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees (paid directly from your investment)                       None
--------------------------------------------------------------------------------
Annual Fund operating expenses (paid by the Fund as a % of Fund net assets)

    Management fees                                                        1.35%
    Acquired fund fees and expenses (1)                                    0.04%
    Other expenses                                                         0.00%
                                                                           ----
--------------------------------------------------------------------------------
    Total annual fund operating expenses                                   1.39%
                                                                           ====
--------------------------------------------------------------------------------

(1) Acquired fund fees and expenses reflect the pro rata share of the fees and expenses incurred by investing in the Underlying Funds. Please see the section "Management" below for more information on Fund expenses.


Example

This example helps you compare the costs of investing in the Fund with other mutual funds. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
Number of years you own your shares    1 year*  3 years*  5 years*  10 years*
--------------------------------------------------------------------------------
                                       $ 142    $ 440     $ 761     $ 1669
--------------------------------------------------------------------------------
*This example assumes     o   You invest $10,000 for the period shown
                          o   You reinvest all distributions and dividends
                          o   The Fund's operating expenses remain the same
                          o   Your investment has a 5% return each year
                          o   You redeem all of your shares at the end of the
                              period shown
--------------------------------------------------------------------------------

Under its agreement with the investment manager, the Fund pays a management fee of 1.35% of average daily net assets. However, beginning July 1, 2008, the investment manager voluntarily reduced management fees otherwise payable by the Fund to 0.95%. Had the above example been calculated using the new reduced fee the one year, three years, five years and ten years fee totals would have been $101, $315, $547 and $1,213, respectively. It is the investment manager's current intent to continue this fee reduction indefinitely. Nonetheless, the investment manager may terminate this voluntary fee reduction at any time.

                        Clearwater Investment Trust - 10

                         CLEARWATER TAX-EXEMPT BOND FUND
Investment objective

The Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital.

Key investments and strategies

The Fund invests at least 80% of its assets in tax-exempt securities, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. All exempt interest income may increase certain corporate shareholders' alternative minimum tax.

The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund generally invests a significant portion of its assets in revenue bonds of health care related facilities and in obligations of municipal housing authorities, which include single family and multi-family mortgage revenue bonds.

The Fund primarily invests in securities rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund's subadviser, Sit Fixed Income Advisers II, LLC (a "subadviser" or "Sit"). However, the Fund may invest up to 30% of its assets in securities rated below investment grade or determined to be of comparable quality by the subadviser. The Fund may not invest in securities rated at the time of purchase lower than B3 by Moody's or B- by Standard and Poor's Corporation, Fitch IBCA or Duff & Phelps.

Sit attempts to maintain an average effective duration for the portfolio of approximately three to eight years. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates.

How the subadviser selects the Fund's investments

The subadviser selects securities that offer high tax-exempt income. In selecting securities for the Fund, the subadviser analyzes the general outlook on the economy and interest rate forecasts, while also evaluating a security's structure, credit quality, yield, maturity, and liquidity.

Principal risks of investing in the Fund

Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments as a result of any of the following:

o Call or prepayment risk: As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities and manufactured home loan pass-through securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund's value to rising interest rates.

o Credit risk: The issuers or guarantors of securities owned by the Fund may default on the payment of principal or interest, or on other obligations to the Fund, causing the value of the Fund to decrease. The revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

o Interest rate risk: An increase in interest rates may lower the Fund's value and the overall return on your investment.

o Political and economic risk: Because the Fund invests primarily in municipal securities issued by states and their political subdivisions, the Fund may be particularly affected by the political and economic conditions and developments in those states. The value of the Fund may be adversely affected by future changes in federal or state income tax laws.

o The investment manager's judgment about the attractiveness or relative value of a particular security proves to be incorrect.

o The Fund could generate some taxable income and may realize taxable gains on the sale of its securities or other transactions. Generally, distributions of interest income from the Fund's tax-exempt securities are exempt from federal income tax, and distributions from other sources, including capital gain distributions, are not. You should consult a tax adviser about any taxes, including state and local taxes, on your Fund distribution.

                        Clearwater Investment Trust - 11

Clearwater Tax-Exempt Bond Fund is not a suitable investment for tax-deferred accounts.

                        Clearwater Investment Trust - 12

Total return and comparative performance

The bar chart indicates the risks of investing in the Fund by showing the performance of the Fund's shares for each full calendar year since the Fund's inception. The total return table indicates the risk of investing in the Fund by comparing the average annual total return of the Fund for the period shown to that of the Lehman Brothers 5 Year Municipal Bond Index, an unmanaged index of municipal bonds with a five year average maturity. The table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 % Total Return

                6.1     7.1     4.1     4.1     4.6     5.3     0.6
              ---------------------------------------------------------
                2001    2002    2003    2004    2005    2006    2007

                        Calendar Years Ended December 31


                                            Quarterly returns

                                            Highest:   2.65% in 3rd quarter 2002
                                            Lowest:   -0.61% in 4th quarter 2007


--------------------------------------------------------------------------------
Clearwater Tax-Exempt Bond Fund Average Annual Total Returns (Calendar Years Ended December 31, 2007)
--------------------------------------------------------------------------------

                                                                       Since    Inception
                                        1 Year   5 Years  10 Years   Inception    Date
-----------------------------------------------------------------------------------------
Clearwater Tax-Exempt Bond Fund         0.63%    3.73%      n/a        5.16%    1/14/2000
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions     0.62%    3.71%      n/a        4.99%
-----------------------------------------------------------------------------------------

Return After Taxes on
Distributions and Sale of Fund Shares   1.27%    3.89%      n/a        5.07%
-----------------------------------------------------------------------------------------

Lehman 5 Year Municipal Bond
Index (reflects no deduction for
expenses or taxes)                      5.13%    3.24%      n/a        4.90%
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                        Clearwater Investment Trust - 13

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees (paid directly from your investment)                      None
--------------------------------------------------------------------------------
Annual Fund operating expenses (paid by the Fund as a % of Fund net assets)
--------------------------------------------------------------------------------
    Management fees                                                        0.60%
    Acquired fund fees and expenses (1)                                    0.09%
    Other expenses                                                         0.00%
                                                                           ----
--------------------------------------------------------------------------------
    Total annual fund operating expenses                                   0.69%
                                                                           ====
--------------------------------------------------------------------------------

(1) Acquired fund fees and expenses reflect the pro rata share of the fees and expenses incurred by investing in the Underlying Funds. Please see the section "Management" below for more information on Fund expenses.


Example

This example helps you compare the costs of investing in the Fund with other mutual funds. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
Number of years you own your shares     1 year*  3 years*    5 years*  10 years*
--------------------------------------------------------------------------------
                                        $ 70     $ 221       $ 384     $ 859

--------------------------------------------------------------------------------
*This example assumes     o   You invest $10,000 for the period shown
                          o   You reinvest all distributions and dividends
                          o   The Fund's operating expenses remain the same
                          o   Your investment has a 5% return each year
                          o   You redeem all of your shares at the end of the
                              period shown
--------------------------------------------------------------------------------

Under its agreement with the investment manager, the Fund pays a management fee of 0.60% of average daily net assets. However, beginning July 1, 2008, the investment manager voluntarily reduced management fees otherwise payable by the Fund to 0.36%. Had the above example been calculated using the new reduced fee the one year, three years, five years and ten years fee totals would have been $46, $144, $252 and $567, respectively. It is the investment manager's current intent to continue this fee reduction indefinitely. Nonetheless, the investment manager may terminate this voluntary fee reduction at any time.

                        Clearwater Investment Trust - 14

                          CLEARWATER INTERNATIONAL FUND

Investment objectives

The Fund seeks long-term growth of capital.


Key investments and strategies

Under normal market circumstances, the Fund intends to invest at least 80% of the value of its net assets in equity securities that trade in markets outside the United States. Such securities are generally issued by companies domiciled outside of the United States or companies that derive more than half of their revenues or pre-tax income from activities occurring outside of the United States. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not currently intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers.

Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts and exchange-traded funds and other investment companies.

The Fund uses a "multi-style, multi-manager" approach. The Fund's adviser allocates portions of the Fund's assets among subadvisers who employ distinct investment styles. The Fund currently has two subadvisers, Parametric Portfolio Associates ("Parametric") and AXA Rosenberg Investment Management LLC ("AXA Rosenberg").

During the Fund's first year of operations, the Fund's adviser may allocate up to 100% of the Fund's net assets to Parametric. Parametric will manage its portion of the Fund's asset to track but not replicate the MSCI World ex USA Index, an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom (the "MSCI Index").

Even though the passively managed portion of the Fund expects to invest substantially all of its assets in the common stocks of companies represented in the MSCI Index, that portion of the Fund will not mirror the MSCI Index perfectly because:

o The Fund must have an amount of cash or other liquid securities available to meet redemption requests;

o The subadviser manages the Fund to limit the tax liability to the Fund's shareholders; and

o     The Fund bears certain expenses the MSCI Index does not bear.

The portion of the Fund's portfolio allocated to AXA Rosenberg will be invested primarily in equity securities of small- and mid-cap companies that are traded principally in markets outside the United States. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the S&P Developed BMI ex US $2 to $10 Billion Index The S&P Developed BMI ex US $2 to $10 Billion Index is a float adjusted, market capitalization weighted index of 25 developed countries whose constituent companies have a market capitalization between $2 and $10 billion.

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not currently intend to invest in options, futures contracts, or options on futures contracts for investment or speculative purposes.

Over the course of the Fund's first year of operations, the Fund's adviser may add additional subadvisers that may use actively managed growth or value styles as their investment styles. Growth style emphasizes investments in equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure. Value style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.

The Fund's adviser will consider a variety of factors in determining the allocation of the Fund's assets among the subadvisers. The adviser may consider a subadviser's investment style, performance record, and the characteristics of the

                        Clearwater Investment Trust - 15

Fund's typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund's adviser is that under normal market conditions approximately 40%-80% of the Fund's net assets will be allocated to Parametric for passive management.

How the subadvisers select the Fund's investments

The Fund's subadvisers select securities that they believe will help the Fund to reach its objective. Currently, the Fund has two subadvisers, as set forth below.

Parametric Portfolio Associates (a "subadviser" or "Parametric") manages the portion of the Fund's assets allocated to it so that the Fund's holdings match the holdings of the MSCI Index as closely as possible without requiring the Fund to realize taxable gains. This means that the Fund is not required to buy and sell securities to match changes in the composition of securities in the MSCI Index. Instead, the subadviser adjusts the Fund's portfolio periodically to reflect the holdings and weightings of the MSCI Index but only after consideration of the Fund's policy to minimize realization of taxable gains.

With respect to the Fund's assets allocated to Parametric, Parametric will seek capital growth while considering tax consequences arising from the Fund's portfolio management activities. Parametric's allocation will attempt to reduce the amount of capital gains the Fund realizes under U.S tax laws in three primary ways: replicate the performance of the MSCI Index while minimizing the realization of capital gains; realize capital losses in the Parametric portfolio to offset capital gains arising in other subadvisor portfolios; and minimize wash sale issues between the Parametric portfolio and other subadvisor portfolios by limiting transactions in the Parametric portfolio that that would be deemed constructive sales based on recent activity of other subadvisors.

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.

AXA Rosenberg favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its S&P Developed BMI ex US $2 to $10 Billion Index benchmark with respect to characteristics such as market capitalization, country and industry weightings, and other risk exposures. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value that are lower than those of other companies in the same industry. As these opportunities identified by the Valuation Model are typically more prevalent, the portion of the Fund's assets allocated to AXA Rosenberg will tend to show a "value" style or orientation. In addition, although, as noted above, AXA Rosenberg's stock selection models may, from time to time, produce a value style of investment, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. In certain market environments, the Earnings Forecast Model will prevail and that portion of the Fund's assets allocated to AXA Rosenberg may produce a growth style of investment.

                        Clearwater Investment Trust - 16

Principal risks of investing in the Fund

Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, as a result of any of the following:

o Equity securities risk: Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

o Multi-manager risk: Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the Fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may underperform the market generally or other subadvisers that could have been selected for the Fund.

o Foreign securities market risk: The Fund is also subject to the risk that developed international equity securities may underperform other segments of the equity markets or the equity markets as a whole. Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions. Additionally, foreign stock exchanges may be subject to less regulation, and there may be delays in the settlement of foreign stock exchange transactions.

o Emerging markets risk. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

o Currency risk: Because the foreign securities in which the Fund invests, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to those other currencies will adversely affect the value of the Fund.

o Information risk: Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investors.

o Investment restriction risk: Some countries restrict foreign investments in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

o Political and economic risks: International investing subjects investors to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patters, the possibility of the imposition of exchange controls, limits on removal of currency or other assets, and nationalization of assets.

o Foreign currency hedging transaction risk: In order to hedge against adverse movements in currency exchange rates, the Fund may enter into forward foreign currency exchange contracts. If the adviser's or subadviser's forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. Additionally, the Fund's hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.

o Tax sensitivity risk: The Fund's tax sensitivity may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-sensitive, and at times it may be impossible for the Fund to implement the tax sensitive strategy.

o Active management risk: The Fund's overall allocation to subadvisers is actively managed and certain subadvisers also provide active management and as a result its performance therefore will reflect in part the adviser's or the subadviser's ability to make investment decisions that are suited to achieving the Fund's investment objective. To the extent it is actively managed, the Fund could underperform other mutual funds with similar investment objectives.

o Small- and mid-cap stock risk. To the extent a Fund subadviser invests in stocks of small-and mid-cap companies, that portion of the Fund's assets will be subject to additional risks. Stocks of small- and mid-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and

                        Clearwater Investment Trust - 17
      competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and mid-cap companies at the desired time and price.

o Value style risk. To the extent a Fund subadviser employs a value style strategy, that portion of the Fund's assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

o Growth style risk. To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund's assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations.

o Additional expenses: Investment in exchange-traded funds or other investment companies involves additional expenses that would not be present in a direct investment in these underlying funds.

o New fund risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees or the adviser may determine to liquidate the Fund. A liquidation can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

                        Clearwater Investment Trust - 18

Total return and comparative performance

This Prospectus does not contain performance information for the Fund because, as of the date of the Prospectus, the Fund had not completed a full year of operation. Please contact shareholder services at the telephone number on the back cover of this Prospectus to obtain the Fund's performance information. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees (paid directly from your investment)                      None
--------------------------------------------------------------------------------
Annual Fund operating expenses (paid by the Fund as a % of Fund net assets)
--------------------------------------------------------------------------------
    Management fees                                                        1.00%
    Acquired fund fees and expenses (1)                                    0.00%
    Other expenses(1)                                                      0.00%
                                                                           ----
--------------------------------------------------------------------------------
    Total annual Fund operating expenses                                   1.00%
                                                                           ====
--------------------------------------------------------------------------------

(1) Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. Acquired fund fees and expenses (the "Underlying Funds") reflect the estimated pro rata share of the fees and expenses incurred by investing in the Underlying Funds. Please see the section "Management" below for more information on Fund expenses.

Example

This example helps you compare the costs of investing in the Fund with other mutual funds. Your actual costs may be higher or lower.


Number of years you own your shares             1 year*        3 years*
                                                $ 102          $ 318

--------------------------------------------------------------------------------
*This example assumes     o   You invest $10,000 for the period shown
                          o   You reinvest all distributions and dividends
                          o   The Fund's operating expenses remain the same
                          o   Your investment has a 5% return each year
                          o   You redeem all of your shares at the end of the
                              period shown
--------------------------------------------------------------------------------

                        Clearwater Investment Trust - 19

                   OTHER INVESTMENTS AND INVESTMENT STRATEGIES

Fixed income securities. Each Fund may invest in fixed income securities including bonds and notes. Clearwater Growth Fund (the "Growth Fund") will generally only invest in fixed income securities represented in the Russell 1000 Index, if any. The Funds' fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, deferred, payment in kind and auction rate features. Each Fund's fixed income securities may be of any maturity. The Growth Fund, the Clearwater International Fund (the "International Fund") and Clearwater Small Cap Fund (the "Small Cap Fund") will only invest in fixed income securities rated investment grade.

Credit quality and risk. Securities are investment grade if they:

o are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;

o     have received a comparable short-term or other rating; or

o are unrated securities that the Fund's subadviser believes to be of comparable quality.

The value of a Fund's fixed income securities may go down if:

o interest rates rise, which will make the prices of fixed income securities go down; or

o the issuer of a security owned by the Fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

Derivatives. Each Fund may utilize securities, and securities index futures contracts and options in order to invest cash balances, to maintain liquidity, to meet shareholder redemptions, or to minimize trading costs. The Growth Fund's use of derivatives will be limited by its strategy of minimizing tax liability and its low turnover rate.

Even a small investment in derivative contracts can have a big impact on the Funds' market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Foreign securities. The Growth Fund and the Small Cap Fund may each invest up to 25% of its total assets in securities of foreign issuers from a variety of countries, including emerging markets. The Growth Fund's foreign securities will primarily be limited to those that are represented in the Russell 1000 Index. The Fund may, however, hold foreign securities not contained in the Russell 1000 Index. Many foreign countries in which the Funds may invest have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

Portfolio turnover. Parametric believes that a passive portfolio management strategy, combined with tax management techniques, provides the best opportunity for optimal after-tax total return. The subadviser also believes that passive portfolio management will limit the International Fund's and Growth Fund's portfolios turnover rate to a lower level than if each Fund were completely actively managed. Although the Growth Fund and the International Fund's passively-managed allocation do not purchase or sell securities for short-term profits, the each Fund will sell portfolio securities without regard to the amount of time they have been held whenever such action seems advisable.

Although the Small Cap Fund, Clearwater Tax-Exempt Bond Fund (the "Tax-Exempt Bond Fund"), and the actively-managed portion of the International Fund do not generally purchase or sell securities for short-term profits, any of the three Funds may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could decrease a Fund's performance, and may result in increased net short-term capital gains, distributions that are taxable to shareholders as ordinary income.

Temporary defensive investments. When in the judgment of its subadviser, adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash and cash equivalents. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information ("SAI").

                        Clearwater Investment Trust - 20

                                   MANAGEMENT

Management services and fees

Clearwater Management Co. serves as the Funds' investment manager (the "investment manager" or "Clearwater"). Clearwater is a privately owned registered investment adviser. The investment manager has been in the investment management business since 1987. Its address is 30 East Seventh Street, Suite 2000, St. Paul, Minnesota 55101. The Trust and the investment manager have received an exemptive order from the Securities and Exchange Commission (the "Commission") permitting the investment manager, subject to the approval of the Board of Trustees, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. The investment manager has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. As a result, Clearwater selects and supervises subadvisers for the Funds and administers the Funds' business operations. Under its management contract with each Fund, Clearwater is also responsible for paying directly or reimbursing the Funds for all direct expenses other than commissions and other direct charges relating to the purchase and sale of portfolio securities and other assets, taxes, interest and extraordinary expenses, including without limitation, litigation expenses. For these services for the fiscal year ended December 31 2007, the investment manager was contractually entitled to receive a fee from the Growth Fund, the Small Cap Fund and the Tax-Exempt Bond Fund equal to 0.45%, 1.35% and 0.60% respectively, of each Fund's average daily net assets. However, effective April 1, 2007, the investment manager voluntarily reduced management fees to 0.28%, 0.97% and 0.37%, respectively. Effective July 1, 2008, the investment manager voluntarily further reduced management fees for the Small Cap Fund and Tax-Exempt Bond Fund to 0.95% and 0.36%, respectively, of each Fund's average daily net assets. With respect to International Fund, the investment manager is contractually entitled to receive a fee of 1.00% of the Fund's average daily net assets. A discussion regarding the basis for the Board of Trustees' approval of the management contract with Clearwater and each subadvisory contract is included in the annual report of the Trust for the fiscal year ended December 31, 2007. With respect to the International Fund, a discussion regarding the basis for the Board of Trustees' approval of the management contract with Clearwater and each subadvisory contract will be included in the Trust's semi-annual report for the fiscal period ended June 30, 2009.

Philip W. Pascoe is Clearwater's Chairman, Treasurer and is a director. Mr. Pascoe has been associated with Clearwater since 1987 and with each Fund since its inception.

The investment manager has engaged Parametric Portfolio Associates as subadviser to select investments for the Growth Fund and for a portion of the International Fund. Parametric, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), was founded in 1987 as a global equity manager. Parametric is owned by its management staff together with Eaton Vance Corporation, a publicly traded investment management firm listed on the NYSE (NYSE: EV). Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors. Parametric is located at 1151 Fairview Avenue North, Seattle, Washington 98109.

The investment manager has engaged Kennedy Capital Management and Keeley Asset Management Corp. as subadvisers to select investments for the Small Cap Fund. Kennedy Capital Management ("KCM") is a Missouri corporation that is a registered investment adviser under the Advisers Act. KCM devotes its time to investment counseling and provides advice, management and other services to investors and accounts. KCM's address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739. Keeley Asset Management Corp ("KAMCO"), an Illinois corporation, is a registered investment adviser under the Advisers Act. KAMCO devotes its time to investment counseling and provides advice, management and other services to investors and accounts. KAMCO's address is 401 South LaSalle Street, Suite 1201, Chicago, IL 60605.

The investment manager has engaged Sit Fixed Income Advisors II, LLC ("Sit"), a subsidiary of Sit Investment Associates, Inc., as subadviser to select investments for the Tax-Exempt Bond Fund. Sit, which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit's address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130.

The investment manager has engaged AXA Rosenberg Investment Management LLC ("AXA Rosenberg") as a sub-adviser to select investments for a portion of the International Fund. AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC. AXA Rosenberg is a limited liability company and was founded in 1985. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, California 94563.

                        Clearwater Investment Trust - 21

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the Funds indicated beside their names.


Fund                Subadviser         Portfolio    Since   Past 5 years' business experience
                                       Manager
Growth Fund         Parametric         Brooke       2007    Portfolio Manager at Parametric since
                                       Beresh               2005 and Fixed Income Derivatives
                                                            Specialist at Washington Mutual Bank
                                                            from 2001 - 2005

Small Cap Fund      KCM                Don Cobin    2007    Portfolio Manager at Kennedy since 2007
                                                            and Senior Investment Professional at
                                                            Matador Capital Management from 2002 -
                                                            2007

                                       Tim Hasara   2007    Portfolio Manager since 1995

Small Cap Fund      KAMCO              John Keeley  2006    President and Primary Investment Manager
                                                            since 1981

Tax-Exempt Bond     Sit                Michael C.   1999    President of Sit Fixed Income and Senior
Fund                                   Brilley              Vice President of Sit Investment
                                                            Associates since 1984
                                       Paul J.
                                       Jungquist    1999    Vice President since 1997

International Fund  Parametric         Brooke       2009    Portfolio Manager at Parametric since
                                       Beresh               2005 and Fixed Income Derivatives
                                                            Specialist at Washington Mutual Bank
                                                            from 2001 - 2005

International Fund  AXA Rosenberg      Dr. William  2009    Chief Investment Officer and Chief
                                       Ricks                Executive Officer since 2001

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

                                  BUYING SHARES


Investment minimums

Initial and subsequent investments in any Fund must be at least $1,000.


Buying shares by mail

Initial purchases

o For initial purchases of any Fund's shares, complete the Purchase Order and Account Application and send it with your check to Fiduciary Counselling, Inc., the Funds' transfer agent. If you need additional copies, call (888)228-0935.

o Send completed purchase application together with a check for the amount of the investment to:

               Clearwater Investment Trust
                 (specify fund)
               c/o Fiduciary Counselling, Inc.

                        Clearwater Investment Trust - 22

               2000 Wells Fargo Place
               30 East 7th Street
               St. Paul, MN  55101-4930

o Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check.

o All purchase orders must include a date on which the order is to be effective. If no date is specified, the purchase order will be filled at the net asset value next computed after receipt of the order.

Subsequent purchases

o Send a check for the amount of the subsequent purchase by mail directly to the transfer agent at the address above.

o Be sure to include your Fund and account number on checks for subsequent investments.

                         EXCHANGING AND REDEEMING SHARES


Exchange privilege

Contact Fiduciary Counselling, Inc., the Funds' transfer agent to exchange into other Clearwater Funds. An exchange of shares from one Fund to another is a taxable transaction.

You may exchange shares only for shares of another Clearwater Fund.
You must meet the minimum investment amount for each Fund unless you are exchanging into a Fund you already own.
Your Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

To learn more about the exchange privilege contact Fiduciary Counselling, Inc. or consult the SAI.

Exchanging and redeeming shares by phone

You may exchange or redeem shares by telephone. Redemption proceeds can be sent by check to your address of record. You may be asked to provide proper identification information. Telephone exchange and redemption requests may be made by calling the transfer agent at (888) 228-0935 between 9:00 a.m. and 4:00 p.m. Eastern time on any day the transfer agent is open. If telephone exchange or redemptions are not available for any reason, you may use the Fund's exchange or redemption by mail procedure described elsewhere in this prospectus.

Redemptions by mail

You may redeem some or all of your shares by sending a written request to:

               Clearwater Investment Trust
                 (specify fund)
               2000 Wells Fargo Place
               30 East 7th Street
               St. Paul, MN  55101-4930

The written request for redemption must be in good order. A request in good order means that you have provided the following information. Your request will not be processed without this information.

Name of the Fund
Account number
Dollar amount or number of shares being redeemed
Signature of each owner exactly as account is registered
Other documentation required by Fiduciary Counselling, Inc. including, if applicable, endorsed share certificates
If your redemption proceeds are to be sent to an address other than your address of record, your request must include a Medallion Signature Guarantee. You may obtain a signature guarantee from most banks, securities broker/dealers, credit unions and federal savings and loans, but not from a notary public.

                        Clearwater Investment Trust - 23

Redemption payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears. Your redemption proceeds will be sent by check to your address of record. Redemption proceeds may be sent to an address other than that of record if the request includes a signature guarantee.

                        Clearwater Investment Trust - 24

                FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES


Risks that frequent purchases and redemptions may present for long-term shareholders

It is the position of the Funds that frequent purchases and redemptions (sometimes referred to as "round trips" or "market timing"), including exchanges, by certain shareholders may create additional risk for serious Fund investors. These risks include the potential dilution in value of Fund shares, interference with the efficient implementation of a Fund's investment strategy, increased brokerage and other trading costs, and increased administration costs. The Funds discourage frequent purchases and redemptions and encourage long-term investing.

Policies and procedures with respect to frequent purchases and redemptions

The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemption of Fund shares by Fund shareholders. The Funds' Board of Trustees discourages frequent purchases and redemption of Fund shares by Fund shareholders.

The Trust administers these market timing policies and procedures and considers suspicious behavior under such policy to be suspicious under its anti-money laundering policy. In administering these policies and procedures the Funds do not discriminate regarding the method by which a share transaction is delivered to its transfer agent. To the extent possible, the Trust enforces these policies and procedures equally regardless of whether share transactions occur directly, through broker-dealers or other omnibus accounts. Pursuant to the Funds policies and procedures, the Funds seek to detect and prevent frequent purchases and redemptions (including exchanges) primarily through the monitoring of share transactions. Generally, purchases and redemptions within five days of each other are deemed to be suspicious. Round trip transactions over a period greater than five days are not necessarily deemed to be innocent. The Funds do not specifically limit the number of round trips a shareholder may make in any given year but do consider an excessive number of round trips to be detrimental to serious investors. The Funds specifically reserve the right to reject any purchase request for any reason and to suspend or terminate shareholders' exchange privileges if they engage in an excessive pattern of exchanges. In addition, as discussed below under "Other Things to Know About Share Transactions - Share price," the Funds use fair value pricing to, among other things, reflect changes in value of a security if the investment manager determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Where a shareholder can clearly demonstrate that a suspicious trade was in fact due to an innocent mistake, such as the innocent failure to anticipate a cash need, such mistake will not result in the termination of purchase or exchange privileges. However, these privileges will be terminated should the pattern of mistakes be such as to either appear suspicious regardless of explanation or have the potential to create the types of risks described above.

While the Funds use reasonable efforts to detect frequent trading activity, there can be no assurance that such efforts will be successful or that market timers will not employ tactics designed to evade detection. If unsuccessful, your return from an investment in a Fund may be adversely affected. Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries, where the holdings of multiple shareholders are aggregated. The Funds' ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Fund's policies.

                        Clearwater Investment Trust - 25

                  OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS


Each Fund has the right to:

Suspend the offering of shares
Waive or change minimum and additional investment amounts
Reject any purchase or exchange order
Change, revoke or suspend the exchange privilege
Suspend telephone transactions
Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Commission
Pay redemption proceeds consisting of portfolio securities or non-cash assets for redemptions of greater than $1 million

Small account balances

If your account falls below $1,000 because of a redemption of Fund shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 30 days, the Fund may close your account and send you the redemption proceeds.

Share price

You may buy, exchange or redeem shares at the net asset value per share next determined after receipt of your request in good order. Each Fund's net asset value per share is the value of its assets minus its liabilities divided by the total shares outstanding. Each Fund calculates its net asset value when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time) if such calculation is then required to properly process a purchase order, redemption request or exchange request for shares of the Fund. The NYSE is closed on weekends and certain holidays listed in the SAI.

The Funds generally value their portfolio securities based on market prices or quotations. When closing market prices or market quotations are not available or are considered by the investment manager to be unreliable for a security, the Fund values the security at its fair value. All methods of determining the value of a security used by the Fund on a basis other than market value are forms of fair value. All fair valuations of securities are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The use of fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. For market prices and quotations, as well as for some fair value methods, the Funds rely upon securities prices provided by pricing services.

The Funds use the fair value of a security, including a non-U.S. security, when the investment manager determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its net asset value. This may occur particularly with respect to certain foreign securities held by the International Fund, in which case the Fund may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund's net asset value is calculated. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Funds may use a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The Fund values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the Funds. The prospectuses of these Funds explain the circumstances under which the Funds will use fair value pricing and the effects of using fair value pricing.

In order to buy, redeem or exchange shares at that day's price, you must place your order with the transfer agent before the

                        Clearwater Investment Trust - 26

NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

You may have difficulty contacting the Funds by telephone during times of market volatility or disruption in telephone service. On NYSE holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the Fund by telephone, you should communicate with the Funds in writing.

Household delivery of Fund documents

With your consent, Clearwater may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with any of the Funds. If you wish to revoke your consent to this practice, you may do so by notifying Clearwater by telephone or in writing. Clearwater will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

                        Clearwater Investment Trust - 27

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Funds normally pay dividends and distribute capital gain, if any, as follows:

Dividends, distributions and taxes

Annual distributions of income and capital gain are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The Growth Fund and International Fund expect to make annual distributions primarily from dividends while the Small Cap Fund expects to make annual distributions primarily from capital gain. The Funds may pay additional distributions and dividends at other times if necessary to avoid a federal income or excise tax.

The Tax-Exempt Bond Fund declares any dividends from net investment income daily and pays the dividends monthly. The Tax-Exempt Bond Fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. The Tax-Exempt Bond Fund may invest up to 20% of its assets in municipal securities that generate interest income subject to the alternative minimum tax for individuals. All exempt-interest dividends may increase certain corporate shareholders' alternative minimum tax. The Tax-Exempt Bond Fund expects that its distributions will consist primarily of exempt-interest dividends. The Tax-Exempt Bond Fund's exempt-interest dividends may be subject to state and local taxes. Any capital gains or income dividends, other than exempt-interest dividends, distributed by the Tax-Exempt Bond Fund will be taxable.

Capital gain distributions and dividends are reinvested in additional Fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

In general, redeeming and exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash or additional shares) are all taxable events.

Transaction                                     U.S federal income tax status

Redemption or exchange of shares                Usually capital gain or loss in an amount equal to
                                                the difference between the net amount of the
                                                redemption proceeds (or in the case of an exchange,
                                                the fair market value of the shares) that you receive
                                                and your tax basis for the shares you redeem or
                                                exchange; long-term only if shares owned more than
                                                one year

Long-term capital gain distributions            Long-term capital gain

Short-term capital gain distributions           Ordinary income

Taxable income dividends                        Ordinary income or "qualified dividend income"

Exempt-interest dividends (Tax-Exempt Bond      Exempt from regular U.S. federal income tax; may in
Fund only)                                      some cases increase liability for alternative minimum
                                                tax

If the Growth Fund, the Small Cap Fund, or the International Fund designates a dividend as "qualified dividend income" and certain other conditions are met by the Fund and the shareholder, including holding period requirements, such dividends are taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. The Tax-Exempt Bond Fund does not expect to pay any dividends that are "qualified dividend income."

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide a Fund with your correct taxpayer identification number and any required certifications or if a Fund is otherwise legally required to do so, you may be subject to back-up withholding of 28% on your distributions, dividends and redemption proceeds. Because each shareholder's

                        Clearwater Investment Trust - 28
circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

The International Fund may be required to pay withholding and other taxes imposed by foreign countries. If the International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the International Fund or to deduct those amounts as an itemized deduction on your tax return. If the International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

                        Clearwater Investment Trust - 29

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each Fund for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the five years ended December 31, 2007 was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds' December 31, 2007 financial statements, are included in the annual report (available upon request). The information for the six-month period ending June 30, 2008 is unaudited.

For a share of capital stock outstanding throughout each period:

                             CLEARWATER GROWTH FUND

                                          Unaudited
                                           June 30,             For the year ended December 31
                                                     ---------------------------------------------------
                                            2008          2007       2006       2005     2004       2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $30.57      29.47      26.03      24.93    22.66      17.70
Income from investment operations:
    Net investment income                      0.20       0.48       0.40       0.37     0.38       0.27
    Net realized and unrealized gain (loss)   (3.67)      1.10       3.44       1.10     2.24       4.95
--------------------------------------------------------------------------------------------------------
Total from investment operations              (3.47)      1.58       3.84       1.47     2.62       5.22
--------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income         --      (0.48)     (0.40)     (0.37)   (0.35)     (0.26)

    Distributions from net realized gains        --       0.00       0.00       0.00     0.00       0.00
--------------------------------------------------------------------------------------------------------
Total distributions                              --      (0.48)     (0.40)     (0.37)   (0.35)     (0.26)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                27.10      30.57      29.47      26.03    24.93      22.66
--------------------------------------------------------------------------------------------------------
Total return(a)                               (11.4)%      5.4%      14.8%       5.9%    11.5%      29.5%
Net assets, end of period (000s omitted)   $302,469    330,991    291,513    229,371  202,580    150,460
Ratio of expenses to average net
  assets(b)(c)                             0.28%(d)       0.28%      0.31%      0.36%    0.37%      0.39%
Ratio of net investment income to
  average net assets(b)                    1.74%(d)       1.61%      1.56%      1.52%    1.62%      1.40%
Portfolio turnover rate (excluding
  short-term securities)                   9.84%(d)      17.99%      5.24%      5.80%    1.52%     13.64%

(a) Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.

(b) Total fund expenses are contractually limited to 0.45% of average daily net assets. However, during the period ended June 30, 2008 and the years ended December 31, 2007, 2006, 2005, 2004, and 2003, the investment manager voluntarily reduced management fees otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 0.45% for the six months ended June 30, 2008 on an annualized basis, and 0.45%, 0.45%, 0.45%, 0.45%, and 0.45%, for the years ended December 31, 2007, 2006, 2005, 2004, and 2003, respectively, and the ratio of net investment income to average daily net assets would have been 1.57%, 1.44%, 1.42%, 1.43%, 1.54%, and 1.34%, respectively.

(c) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Acquired Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Annualized

                        Clearwater Investment Trust - 30

For a share of capital stock outstanding throughout each period:

                                      CLEARWATER SMALL CAP FUND

                                           Unaudited
                                           June 30,           For the year ended December 31
                                                     -------------------------------------------------
                                             2008         2007      2006      2005      2004      2003
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $15.37      18.71     18.09     19.14     18.35     13.11
Income from investment operations:
    Net investment income (loss)               0.03      (0.00)    (0.04)    (0.04)    (0.09)    (0.02)

    Net realized and unrealized gain (loss)   (0.97)      0.58      3.13      1.81      3.92      7.71
------------------------------------------------------------------------------------------------------
Total from investment operations              (0.94)      0.58      3.09      1.77      3.83      7.69
------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income         --       0.00      0.00      0.00      0.00      0.00
    Distributions from net realized gains        --      (2.61)    (2.47)    (2.82)    (3.04)    (2.45)
------------------------------------------------------------------------------------------------------
Total distributions                              --      (2.61)    (2.47)    (2.82)    (3.04)    (2.45)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                14.43      16.68     18.71     18.09     19.14     18.35
------------------------------------------------------------------------------------------------------
Total return(a)                              (5.2)%        3.1%     17.1%      9.2%     20.9%     58.7%
Net assets, end of period  (000s omitted)  $213,600    246,987   253,846   203,351   213,273   138,089
Ratio of expenses to average net
assets(b)(c)                               0.96%(d)       0.98%     1.03%     1.14%     1.24%     1.33%
Ratio of net investment income (loss) to
average net assets(b)                      0.30%(d)     (0.00%)   (0.23%)   (0.19%)   (0.45%)   (0.12%)
Portfolio turnover rate (excluding
short-term securities)                   126.20%(d)     115.19%    69.57%    73.65%    83.25%   100.82%

(a) Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.

(b) Total fund expenses are contractually limited to 1.35% of average daily net assets. However, during the period ended June 30, 2008 and the years ended December 31, 2007, 2006, 2005, 2004, and 2003, the investment manager voluntarily reduced management fees otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.35% for the six months ended June 30, 2008 on an annualized basis, and 1.35%, 1.35%, 1.35%, 1.35%, and 1.35%, for the years ended December 31, 2007, 2006, 2005, 2004, and 2003, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (2.20)%, (0.37)%, (0.55)%, (0.40)%,
      (0.56)%, and (0.14)%, respectively.

(c) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Acquired Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Annualized.

                        Clearwater Investment Trust - 31

For a share of capital stock outstanding throughout each period:

                                   CLEARWATER TAX-EXEMPT BOND FUND

                                            Unaudited
                                             June 30,           For the year ended December 31
                                                      ------------------------------------------------
                                              2008         2007      2006      2005     2004      2003
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $9.64      $10.06     10.00     10.03    10.12     10.24
Income from investment operations:
    Net investment income                      0.22        0.46      0.43      0.48     0.50      0.53

    Net realized and unrealized gain (loss)   (0.24)      (0.42)     0.06     (0.03)   (0.10)    (0.12)
------------------------------------------------------------------------------------------------------
Total from investment operations              (0.02)       0.04      0.49      0.45     0.40      0.41
------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income      (0.22)      (0.46)    (0.43)    (0.48)   (0.49)    (0.53)
    Distributions from net realized gains        --        0.00      0.00      0.00     0.00      0.00
------------------------------------------------------------------------------------------------------
Total distributions                           (0.22)      (0.46)    (0.43)    (0.48)   (0.49)    (0.53)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                 9.40        9.64     10.06     10.00    10.03     10.12
------------------------------------------------------------------------------------------------------
Total return(a)                               (0.2)%        0.6%      5.3%      4.6%     4.1%      4.1%
Net assets, end of period (000s omitted)   $364,264     337,395   283,745   225,476  188,677   134,481
Ratio of expenses to average net
assets(b)(c)                               0.38%(d)        0.38%     0.42%     0.48%    0.51%     0.56%
Ratio of net investment income to average
net assets(b)                              4.94%(d)        4.75%     4.66%     4.77%    4.84%     5.24%
Portfolio turnover rate (excluding
short-term securities)                    25.38%(d)       27.58%    40.20%    41.39%   35.25%    39.84%

(a) Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.

(b) Total fund expenses are contractually limited to 0.60% of average daily net assets. However, during the period ended June 30, 2008 and the years ended December 31, 2007, 2006, 2005, 2004, and 2003, the investment manager voluntarily reduced management fees otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 0.60% for the six months ended June 30, 2008 on an annualized basis, and 0.60%, 0.60%, 0.60%, 0.60%, and 0.60%, for the years ended December 31, 2007, 2006, 2005, 2004, and 2003, respectively, and the ratio of net investment income to average daily net assets would have been 3.97%, 4.53%, 4.48%, 4.65%, 4.75%, and 5.20%, respectively.

(c) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Acquired Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Annualized.

                        Clearwater Investment Trust - 32

                          Clearwater International Fund

Financial information for the Fund is not provided because, as of the date of this Prospectus, the Fund had not commenced operations.

                        Clearwater Investment Trust - 33

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund

                            Clearwater Small Cap Fund

                         Clearwater Tax-Exempt Bond Fund

                          Clearwater International Fund

                     Additional Information About the Funds

Shareholder Reports. Annual and semiannual reports to shareholders provide additional information about the Funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information. The SAI provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

How to Obtain Additional Information.

You can make inquiries about the Fund or obtain shareholder reports or the SAI (without charge) by contacting the transfer agent, by calling (888)228-0935 or writing the Funds at 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930. The Funds do not have an Internet Web site.

You can also review and copy the Funds' shareholder reports, prospectus and SAI at the Commission's Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling (202) 942-8090. Copies of these materials may be obtained, upon payment of a duplicating fee, by sending an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You can get the same reports and information free from the Commission's EDGAR Database on its internet web site at http://www.sec.gov.


                        Clearwater Investment Trust - 34

EXECUTIVE OFFICERS                                       TRUSTEES
George H. Weyerhaeuser, Jr., CEO & Treasurer             Lucy R. Jones
Frederick T. Weyerhaeuser, Vice President & Secretary    Laura E. Rasmussen
                                                         Charles W.
INVESTMENT MANAGER                                       Rasmussen
Clearwater Management Co., Inc.                          Frederick T.
2000 Wells Fargo Place                                   Weyerhaeuser
30 East 7th Street                                       Justin H.
St. Paul, MN  55101-4930                                 Weyerhaeuser
                                                         George H. Weyerhaeuser, Jr.
CUSTODIAN FOR CLEARWATER GROWTH
FUND, CLEARWATER SMALL CAP FUND,                         CLEARWATER GROWTH FUND
CLEARWATER TAX-EXEMPT BOND FUND                          SUBADVISER
State Street Bank & Trust Co.                            Parametric Portfolio Associates
801 Pennsylvania Avenue                                  1151 Fairview Avenue N.
Kansas City, MO  64105                                   Seattle, WA 98109-4418

CUSTODIAN FOR CLEARWATER                                 CLEARWATER SMALL CAP FUND
INTERNATIONAL FUND                                       SUBADVISERS
The Northern Trust Company                               Kennedy Capital Management Corp.
50 LaSalle Street                                        10829 Olive Boulevard
Chicago, IL 60675                                        St. Louis, MO 63141-7739

                                                         Keeley Asset
COUNSEL FOR THE FUNDS                                    Management 401
Faegre & Benson LLP                                      South LaSalle Street, Suite 1201
2200 Wells Fargo Center                                  Chicago, IL 60605
90 South Seventh Street
Minneapolis, MN 55402                                    CLEARWATER TAX-EXEMPT BOND FUND
                                                         SUBADVISER
INDEPENDENT REGISTERED PUBLIC                            Sit Fixed Income Advisors II, L.L.C.
ACCOUNTING FIRM                                          3300 IDS Center
KPMG LLP                                                 80 South Eighth Street
4200 Wells Fargo Center                                  Minneapolis, MN 55402
90 South Seventh Street
Minneapolis, MN  55402
                                                         CLEARWATER INTERNATIONAL
FUND ADMINISTRATOR AND ACCOUNTING                        FUND SUBADVISERS
SERVICES AGENT- INTERNATIONAL FUND                       Parametric Portfolio Associates
The Northern Trust Company                               1151 Fairview Avenue N.
50 LaSalle Street                                        Seattle, WA 98109-4418
Chicago, IL 60675
                                                         AXA Rosenberg Investment
                                                         Management LLC
                                                         4 Orinda Way Bldg E
                                                         Orinda, CA 94563

                                                         TRANSFER AGENT AND
                                                         SHAREHOLDER SERVICES
                                                         Fiduciary Counselling, Inc.
                                                         2000 Wells Fargo Place
                                                         30 East 7th Street
                                                         St. Paul, MN 55101-4930
                                                         (888) 228-0935


If someone makes a statement about the Funds that is not in this prospectus, you should not rely upon that information. The Funds are not offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares. (Investment Company Act file no. 811-05038)

                        Clearwater Investment Trust - 35

                                February 4, 2009

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                         Clearwater Tax-Exempt Bond Fund
                          Clearwater International Fund

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus dated February 4, 2009 (the "Prospectus") of Clearwater Growth Fund ("Growth Fund"), Clearwater Small Cap Fund ("Small Cap Fund"), Clearwater Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund"), and Clearwater International Fund ("International Fund"). A copy of the Prospectus can be obtained free of charge by calling Fiduciary Counselling, Inc. at (888) 228-0935 or by written request to Fiduciary Counselling, Inc. at 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930 (Attention: Clearwater Investment Trust). The most recent annual report to shareholders accompanies this SAI and is incorporated herein.

CONTENTS
INVESTMENT OBJECTIVES AND POLICIES............................................2
RISK FACTORS.................................................................10
INVESTMENT RESTRICTIONS......................................................17
PORTFOLIO TURNOVER...........................................................18
DISCLOSURE OF PORTFOLIO HOLDINGS.............................................19
BROKERAGE....................................................................19
MANAGEMENT, ADVISORY AND OTHER SERVICES......................................20
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS..........................27
EXECUTIVE OFFICERS AND TRUSTEES..............................................35
NET ASSET VALUE..............................................................39
HOW ARE SHARES PURCHASED?....................................................40
EXCHANGE OF SHARES...........................................................41
HOW ARE SHARES REDEEMED?.....................................................41
TAXES........................................................................42
MORE INFORMATION ABOUT THE FUNDS.............................................49
FINANCIAL STATEMENTS.........................................................51
APPENDIX A - Description of Ratings...........................................1
APPENDIX B - Proxy Voting Policies and Procedures.............................1

                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                  PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                       INVESTMENT OBJECTIVES AND POLICIES



General. Growth Fund, International Fund, Small Cap Fund and Tax-Exempt Bond Fund (each, a "Fund" and collectively, the "Funds" or the "Clearwater Funds") are each separate, diversified investment portfolios of the Clearwater Investment Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on January 12, 1987 under the laws of the Commonwealth of Massachusetts. The combined prospectus of Growth Fund, International Fund, Small Cap Fund and Tax-Exempt Bond Fund dated February 4, 2009, identifies the investment objectives and principal investment policies of the Funds.

Under normal circumstances, Growth Fund will invest substantially all of its assets in the common stocks of companies represented in the Russell 1000 Index. The Growth Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 1% of the Growth Fund's total assets. Under normal market conditions, International Fund expects to invests at least 80% of its total assets in international securities. Under normal market conditions, Small Cap Fund invests at least 80% of its total assets in equity and fixed income securities of companies that have total equity market capitalizations no greater than the range of capitalizations of companies contained in the Russell 2000 Index. Under normal circumstances, Tax-Exempt Bond Fund invests at least 80% of its total assets in municipal securities, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia.

Other policies of the Funds are set forth below.

EQUITY SECURITIES (each Fund)

Each of Growth Fund's, International Fund's and Small Cap Fund's portfolio of equity securities may consist of common and preferred stocks that trade on national securities exchanges or are quoted on the National Association of Securities Dealers' NASDAQ National Market and either have the potential for capital appreciation or pay dividends or both, as well as securities convertible into such common or preferred stocks. Tax-Exempt Bond Fund's investment in equity securities will be limited to other open-end and closed-end tax-exempt investment companies.

Common Stocks. Each Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities. Each Fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each Fund may invest in warrants. Warrants acquired entitle the Fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Each Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Foreign Securities. Each of Growth Fund and Small Cap Fund may invest up to 25% of its total assets in equity and fixed income securities of foreign issuers from developed and developing countries throughout the world. Growth Fund may invest in these securities to the extent that foreign securities are represented in the Russell 1000 Index. Growth Fund may, however hold foreign securities not contained in the Russell 1000 Index. International Fund expects to invest 80% of its total assets in equity securities of foreign issuers from developed and developing countries. Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies.

FIXED INCOME SECURITIES (each Fund)

Corporate Debt Obligations (Growth Fund and Small Cap Fund only). Growth Fund and Small Cap Fund each may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Small Cap Fund may invest in long-term fixed income securities (with maturities exceeding ten years) and intermediate-term fixed income securities (with maturities ranging from one to ten years) and each Fund may invest in short-term fixed income securities (with maturities of less than one year). Growth Fund invests in short-term fixed income securities primarily for temporary defensive purposes. Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each Fund's performance may be affected by its subadviser's ability to anticipate and respond to fluctuations in market interest rates.

In order to reduce the risk of nonpayment of principal or interest on fixed income securities, each Fund will invest in such securities only if they are rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of equivalent quality by the subadviser (i.e., investment grade). Fixed income securities in the lowest investment grade category (i.e., BBB or Baa) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Neither Fund is required to dispose of securities whose ratings drop below investment grade, but a Fund may do so if considered appropriate by its portfolio subadviser. See Appendix A for a description of the corporate bond ratings assigned by Moody's and Standard & Poor's.

U.S. Government Securities. U.S. Government securities in which each Fund may invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and dates of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations of varying maturities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although the payment when due of interest and principal on U.S. Treasury securities is backed by the full faith and credit of the United States, such guarantee does not extend to the market value of such securities and, accordingly, each Fund's investments in such securities will cause its net asset value to fluctuate.

MUNICIPAL OBLIGATIONS (Tax-Exempt Bond Fund only)

Tax-Exempt Bond Fund invests primarily in municipal securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds known as private activity bonds are issued to obtain funding for privately operated facilities. Under current tax law, the Fund's distribution (as an exempt-interest dividend) of interest income earned by the Fund from certain private activity bonds is an item of tax preference for a shareholder that is subject to the alternative minimum tax. In addition, exempt-interest dividends may increase a corporate shareholder's alternative minimum tax.

Municipal securities in which the Fund invests include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States. Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper and municipal leases.

Municipal Bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Fund may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are not backed by the municipality's general taxing power but by the revenues derived from a facility or class of facilities or from the proceeds of a special excise or other specific revenue source.

Municipal Notes. Municipal notes generally mature in three months to three years.

Municipal Commercial Paper. Municipal commercial paper generally matures in one year or less.

Municipal Leases. Tax-Exempt Bond Fund may invest up to 25% of its net assets in municipal lease obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate in any of the above. In determining leases in which the Fund will invest, the subadviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the subadviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of

"nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the "nonappropriation" risk, municipal leases have additional risk aspects because they do not have the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission ("Commission"). Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Board of Trustees. Under these guidelines, the subadviser will consider factors including, but not limited to 1) whether the lease can be canceled, 2) what assurance there is that the assets represented by the lease can be sold, 3) the issuer's general credit strength (e.g. its debt, administrative, economic and financial characteristics), 4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g. the potential for an "event of non-appropriation"), and 5) the legal recourse in the event of failure to appropriate.

Housing Authority Bonds. Tax-Exempt Bond Fund may invest without limitation in obligations of municipal housing authorities, which include both single family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for U.S. federal income tax purposes of the interest on certain housing authority bonds depends on qualification under relevant provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage, which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

Industrial Development Revenue Bonds. Tax-Exempt Bond Fund may invest in industrial development revenue bonds. Industrial development revenue bonds are backed by the user of the facilities and the specific revenues of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

Zero Coupon Securities. Tax-Exempt Bond Fund may invest in zero coupon securities. Such securities are debt obligations, which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

DERIVATIVES

Options on Securities and Securities Indices (each Fund). Growth Fund may write
(sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. Growth Fund's use of derivatives will be limited by its intention to generally avoid realizing taxable gains.

Small Cap Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be traded over-the-counter ("OTC") and quoted in a NASDAQ market, provided that Small Cap Fund continues to own the securities covering each call until the call has been exercised or has expired, or until Small Cap Fund has purchased a closing call to offset its obligations to deliver securities pursuant to the call it has written.

Growth Fund, International Fund and Small Cap Fund may not write covered call options on more than 25% of the market value of any single portfolio security. In addition, none of the Funds has a present intention of writing covered call options on portfolio securities with an aggregate market value exceeding 5% of such Fund's net assets.

Tax-Exempt Bond Fund may purchase and sell exchange traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The Tax-Exempt Bond Fund may, from time to time, write exchange-traded call options on debt securities, but the Fund will not write put options. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Futures Contracts and Options on Futures Contracts (Growth Fund, International and Tax-Exempt Bond Fund). To the extent the Funds intend to engage in futures activities, the Funds and their operators intend to rely on an exemption from registration as a "commodity pool operator" pursuant to Rule 4.5 of the Commodities Futures Trading Commission ("CFTC"), which exempts certain otherwise regulated entities from CFTC regulation. To seek to increase total return or to hedge against changes in interest rates or securities prices, Growth Fund and International Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Growth Fund and International Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The Growth Fund and International Fund may engage in futures and related options transactions for hedging purposes or to seek to increase total return to the extent permitted by CFTC regulations. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

Tax-Exempt Bond Fund may invest in interest rate futures contracts, index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Tax-Exempt Bond Fund may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. Tax-Exempt Bond Fund may purchase put options on futures contracts if the subadviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the subadviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

Purchase of Call Options on Futures Contracts. Tax-Exempt Bond Fund may purchase call options on futures contracts if the subadviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

The Fund expects that new types of futures contracts, options thereon, and put and call options on securities and indexes may be developed in the future. As new types of instruments are developed and offered to investors, the subadviser will be permitted to invest in them provided that the subadviser believes their quality is equivalent to the Fund's quality standards.

Swap Agreements (Tax-Exempt Bond Fund only). Tax-Exempt Bond Fund may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. The Fund bears the risk of default by its swap counterparty and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of the Fund as a regulated investment company under the Tax Code.

OTHER INVESTMENT TECHNIQUES

Repurchase Agreements (each Fund). In order to earn income for periods as short as overnight, each Fund may enter into repurchase agreements with commercial and investment banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Under a repurchase agreement, a Fund acquires a money market instrument (generally a U.S. Government security) which is subject to resale by the Fund on a specified date (within one week) at a specified price (which price reflects an agreed-upon interest rate effective for the period of time the Fund holds the investment and is unrelated to the interest rate on the instrument). Repurchase agreements entered into by a Fund will be fully collateralized by obligations with a market value, monitored daily by the portfolio manager, of not less than 100% of the obligation plus accrued interest. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. The staff of the Commission has taken the position that repurchase agreements of more than seven days' duration are illiquid securities.

Lending of Portfolio Securities (Growth Fund and Small Cap Fund only). Both Growth Fund and Small Cap Fund may earn additional income by lending portfolio securities to broker/dealers that are members of the New York Stock Exchange (the "NYSE") and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or United States Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, neither Fund will make loans of portfolio securities that represent more than 5% of its net assets. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

Temporary Defensive Investments (each Fund). When in the judgment of its subadviser adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash, repurchase agreements and money market instruments, including short-term U.S. Government securities, bankers' acceptances, commercial paper rated at least A3 by Standard & Poor's, Prime by Moody's or, if not rated, determined to be of equivalent quality by the Fund's subadviser.

Short Sales Against the Box (each Fund). Each Fund may engage in short sales against the box. In a short sale against the box, the Fund sells a security that it borrows from a securities lender while either contemporaneously owning the security or having the right to acquire the security at no extra cost. If the price of the security has declined at the time the Fund repays the loan with the security it owns, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will realize a loss.

When-Issued Securities (each Fund). Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.

                                  RISK FACTORS

Foreign Securities (Growth Fund, Small Cap Fund, International Fund). Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Fixed Income Securities (each Fund). Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Each Fund's investments in zero-coupon, stripped or certain other fixed income securities with original issue discount (or market discount if an election is made to take market discount into account annually) could require the Fund to sell certain of its portfolio securities in order to generate sufficient cash to satisfy certain income distribution requirements.

High Yield Securities (Tax-Exempt Bond Fund only) Tax-Exempt Bond Fund may invest up to 30% of its assets in securities rated below investment-grade. Securities rated below investment-grade are referred to as high yield securities or "junk bonds." Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which the Funds may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call was exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Derivative Instruments (each Fund). In accordance with its investment policies, each Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the subadviser's expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the subadviser's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitments and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

      Market risk: Market risk is the risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

      Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

      Credit risk: The issuer of the instrument may default on its obligations under the contract.

      Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund's restrictions on illiquid investments.

      Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund is reviewed and analyzed by the Fund's subadviser to assess the risk and reward of each such instrument in relation to the Fund's investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

Options on Securities and Securities Indices (each Fund). The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the subadviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the subadviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the subadviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions.

As the writer of a call option, a Fund receives a premium less commission and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the ability to purchase the security from the Fund's portfolio at the option price at any time during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

Futures Contracts and Options on Futures Contracts (each Fund). While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and the portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the subadviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Repurchase Agreements (each Fund). If the other party or "seller" defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in such event, a Fund could suffer a loss of interest on or principal of the security and could incur costs associated with delay and enforcement of the repurchase agreement.

Lending of Portfolio Securities (Growth Fund and Small Cap Fund only). Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower fail financially. Loans of portfolio securities will be made only to borrowers that have been approved in advance by the trust's Board of Trustees. The Board of Trustees will monitor the creditworthiness of such firms on a continuing basis. At no time will the value of securities loaned by any Fund exceed 33% of the value of such Fund's total assets. The Funds have no current intention to loan securities in excess of 5% of the Funds' total assets.

When-Issued Securities (each Fund). There may be a risk of loss to a Fund that engages in these transactions if the value of the security declines prior to the settlement date.

                FURTHER INFORMATION CONCERNING INTERNATIONAL FUND

Foreign Currency Transactions. The International Fund may invest in securities which are purchased and sold in foreign currencies as a principal investment strategy. The value of the International Fund's assets as measured in U.S. dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy.

The International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The International Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the International Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment made in a foreign currency. The International Fund also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in U.S. dollars which could result from changes in exchange rates between the U.S. dollar and the foreign currencies in which the portfolio securities are purchased and sold. The International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

Although a foreign currency hedge may be effective in protecting the International Fund from losses resulting from unfavorable changes in exchanges rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the International Fund from favorable changes in exchange rates. The Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Advisor's view regarding future exchange rates proves to have been incorrect, the International Fund may realize losses on its foreign currency transactions.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The International Fund will comply with applicable SEC positions requiring it to segregate assets to cover its commitments with respect to such contracts. The International Fund generally will not enter into a forward contract with a term longer than one year.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, the International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the International Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency.

The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the International Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the International Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the International Fund's gain would be offset in part by the premium paid for the option. Similarly, if the International Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the International Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the International Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Emerging Markets. The International Fund may invest up to 20% of its net assets in securities issued by governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the International Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the International Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to International Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the International Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the International Fund's cash and securities, the International Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts. The International Fund's investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the International Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the International Fund is uninvested. In addition, settlement problems could cause the International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the International Fund to obtain or to enforce a judgment against the issuer.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities which, as used in the Prospectus and the SAI, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

A Fund may not:

      (1) Invest more than 5% of its assets in commodities or commodity contracts, except that each Fund may invest without regard to the 5% limitation in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, securities index put and call warrants and repurchase agreements entered into in accordance with the Fund's investment policies;

      (2)   Underwrite any issue of securities;

      (3) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities;

      (4) Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

      (5) Borrow money or issue senior securities, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act");

      (6) Invest more than 25% of its total assets in securities of issuers in any one industry except that this limitation does not apply to (i) obligations of the U.S. Government or any of its agencies or instrumentalities (i.e., U.S. Government securities), or (ii) Clearwater Growth Fund to the extent that the investment manager or subadviser determines that investment without regard to the stated limits is necessary in order to pursue Clearwater Growth Fund's policy of tracking the Russell 1000 Index or any substitute index;

      (7) With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, immediately after and as a result of such purchase, (a) more than 5% of the value of the Fund's total assets would be invested in securities of the issuer or
            (b) the Fund would hold more than 10% of the voting securities of the issuer.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Trust's Board of Trustees without the approval of the shareholders.

A Fund may not:

      (1) Buy or sell real estate in the ordinary course of its business; provided, however, that the Fund may (i) invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and (ii) hold and sell real estate acquired as the result of its ownership of securities;

      (2) Invest in companies for the purpose of exercising control or management;

      (3) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities; or

      (4) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

As a non-fundamental policy, Small Cap Fund will not, under normal circumstances, invest less than 80% of its assets at the time of investment in the equity securities of small companies. The Fund defines "small companies" as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000 Index at the time of investment.

As a non-fundamental policy, Tax-Exempt Bond Fund will not invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the subadviser due to the Fund's investment policy of investing primarily in "investment grade" securities.

As a non-fundamental policy, under normal market circumstances, the International Fund will not invest less than 80% of the value of its net assets in equity securities that trade in markets outside the United States.


                               PORTFOLIO TURNOVER

Although none of the Funds purchase and sell securities for short-term profits, each Fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable. Small Cap Fund pursues the policy of selling that security in its portfolio, which seems the least attractive security owned whenever it is desired to obtain Funds not otherwise available for the purchase of a security that is considered more attractive. The resulting rate of portfolio turnover is not a consideration. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by a Fund and its shareholders. Growth Fund, Small Cap Fund and Tax-Exempt Bond Fund did not experience any significant variation in their portfolio turnover rates over the two most recently completed fiscal years.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The composition of each portfolio is disclosed to the general public (including individual and institutional investors, financial intermediaries, and rating and ranking organizations) four times per year on Forms N-CSR and N-Q.

The Trust believes that the selective disclosure of the Funds' portfolio holdings generally is not in the best interests of long-term shareholders and could encourage short term trading strategies that can hurt serious investors. Accordingly, it is the policy of the Trust not to selectively disclose portfolio holdings before they are made available to the general public, except for a legitimate business purpose which does not conflict with the interests of a Fund's shareholders, and pursuant to a confidentiality agreement or fiduciary relationship. The portfolio holdings of each Fund are known on a daily basis to each Fund's subadviser and custodian. In addition, selected individuals with the Trust's transfer agent have daily access to the Funds' portfolios as a part of performing their duties for the Trust. The subadvisers provide monthly or quarterly portfolio reviews that include portfolio holdings. The Trust or its service providers may also disclose portfolio holdings to the auditors, accountants or other fiduciaries of the Trust, the investment manager or the subadviser as part of the performance of the duties of the personnel of the Trust or such service providers. Nevertheless, such disclosures are made pursuant to contractual arrangements or fiduciary relationships that prohibit such service providers and their personnel to from disclosing the Funds' holdings to anyone who does not have a legitimate Trust business need to know. Moreover, the personnel of the custodian, subadvisers and other service providers are not permitted to purchase shares of the Funds.

Compliance with the Trust's portfolio holdings disclosure policy is subject to oversight and monitoring by the investment manager and the Funds' chief compliance officer, as well as periodic review by the Board of Trustees. Neither the investment manager nor any Fund receives any compensation or other consideration for the release of the Funds' portfolio holdings information. Other than as described above, the Trust has no ongoing arrangements to make portfolio holding information available to any person.


                                    BROKERAGE

Decisions relating to the purchase and sale of portfolio securities for each Fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates or transaction costs are made by the respective portfolio subadvisers. It is the primary consideration in all portfolio transactions to seek the most favorable price and execution and to deal directly with principal market makers in over-the-counter transactions except when, in the opinion of such subadviser, an equal or better market exists elsewhere.

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and subject to such policies as the Trustees may adopt, each Fund may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients. The subadvisers of Growth Fund, Small Cap Fund Tax-Exempt Bond Fund and International Fund (Parametric) have advised the investment manager that none of them has paid any such excess in connection with brokerage transactions for the Funds. International Fund's other subadviser, AXA Rosenberg, has advised the investment manager that its policy is to engage in only soft commission arrangements that are within the "safe harbor" provision of
Section 28(e) of the Securities Exchange Act of 1934 and are consistent with applicable regulatory guidance.

During the three years ended December 31, 2007, the Funds paid brokerage commissions as follows:

--------------------------------------------------------------------------------
                              2005            2006                2007
                              ----            ----                ----
--------------------------------------------------------------------------------
Growth Fund                 $33,346         $31,371             $58,994
--------------------------------------------------------------------------------
Small Cap Fund             $492,978        $678,698          $1,101,315
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund         $6,836         $16,904             $41,640
--------------------------------------------------------------------------------

International Fund has not paid any brokerage commissions as of the date of this Statement of Additional Information, as International Fund was not yet operating.

                     MANAGEMENT, ADVISORY AND OTHER SERVICES

Trustees and Officers

The Trust's Board of Trustees has overall responsibility for management and supervision of the Funds. The Trust also has several officers who provide executive services to the Trust. More information concerning the trustees and the officers is set forth below in the section "Executive Officers and Trustees".

Investment Manager

Clearwater Management Co., Inc. Clearwater Investment Trust has contracted with Clearwater Management Co., Inc., 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota (the "investment manager"), to act as investment manager of the trust. The investment manager is equally owned by the eight members of its board of directors. The initial term of the management contract between the trust and the investment manager is two years and is renewable annually for successive one-year terms. The initial term of the contract for the management of the Growth Fund and Small Cap Fund commenced on March 1, 1998. The initial term of the contract for the management of the Tax-Exempt Bond Fund commenced on December 3, 1999. The initial term of the contract for the management of the International Fund commenced on January 24, 2009. Under the terms of the management contract, the investment manager supervises all of the trust's business operations and is responsible for formulating and implementing investment strategies for the Funds. The investment manager performs all administrative and other management functions necessary to the supervision and conduct of the affairs of the Funds.

Pursuant to the management contract, the investment manager pays for office space and equipment, clerical, secretarial and administrative services and executive and other personnel as are necessary to fulfill its responsibilities and all other ordinary operating expenses related to its services for the trust, including executive salaries of the trust. Pursuant to the management contract, the investment manager also pays all of the Funds' other expenses, except brokerage, taxes, interest and extraordinary expenses.

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.45%, 1.35%, 0.60%, and 1.00% of the net assets of Growth Fund, Small Cap Fund, Tax-Exempt Bond Fund, and International Fund, respectively. However, effective April 1, 2007, the investment manager voluntarily reduced management fees otherwise payable by Growth Fund to 0.28%. Effective July 1, 2008, the investment manager voluntarily reduced management fees otherwise payable by Small Cap Fund and Tax-Exempt Fund to 0.95% and 0.36%, respectively. It is the investment manager's current intent to continue this fee reduction indefinitely. Nonetheless, the investment manager may terminate this voluntary fee reduction at any time. The investment manager's fees are calculated and accrued daily as a percentage of each Fund's daily net assets, and are paid quarterly.

During the three years ended December 31, 2007, the total dollar amounts paid to the investment manager is as follows:

--------------------------------------------------------------------------------
                              2005            2006              2007
                              ----            ----              ----
--------------------------------------------------------------------------------
Growth Fund                  $758,394        $789,212          $920,532
--------------------------------------------------------------------------------
Small Cap Fund             $2,490,340      $2,543,718        $2,645,818
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund         $972,905      $1,112,710        $1,189,480
--------------------------------------------------------------------------------

International Fund has not yet paid any amount to the investment manager as of the date of this Statement of Additional Information, as International Fund was not yet operating.

Portfolio Subadvisers

General. Under the terms of the management contract, the investment manager is authorized to enter into subadvisory contracts with one or more investment advisers, which will have responsibility for rendering investment advice to all or a portion of the Funds' portfolios.

Parametric Portfolio Associates. Parametric Portfolio Associates ("Parametric") has managed the Growth Fund's portfolio since November 1, 1997. Parametric, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), was founded in 1987 as a global equity manager. Parametric is owned by its management staff together with Eaton Vance Corporation, a publicly traded investment management firm listed on the NYSE (NYSE: EV). Parametric is located at 1151 Fairview Avenue North, Seattle, Washington 98109. Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors.

Under the Growth Fund subadvisory contract, Parametric develops, recommends and implements an investment program and strategy for Growth Fund, which is consistent with the

Fund's investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions. As compensation, Parametric receives a fee that is based on Growth Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of Growth Fund's month-end net assets. The compensation paid to Parametric with respect to Growth Fund for the year ended December 31, 2007 was 0.15% of Growth Fund's net assets. Under the Growth Fund subadvisory contract, the investment manager, and not the Growth Fund, is responsible for payment of subadvisory fees to Parametric.

During the years ended December 31, 2005, 2006 and 2007, the investment manager paid subadvisory fees of $308,880, $363,417 and $466,217 respectively, to Parametric related to the Growth Fund.

Under the International Fund subadvisory contract dated January 5, 2009, Parametric develops, recommends and implements an investment program and strategy for a portion of the International Fund, which is consistent with the Fund's investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions with respect to its portion of the International Fund. As compensation, Parametric receives a fee that is based on International Fund's net assets. Fees payable to Parametric are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule: 0.15% of Fund net assets. Under the International Fund subadvisory contract, the investment manager, and not the International Fund, is responsible for payment of subadvisory fees to Parametric.

Kennedy Capital Management. Kennedy Capital Management ("KCM"), a Missouri corporation that is a registered investment adviser under the Advisers Act has managed all or a portion of the Small Cap Fund's portfolio since January 1, 1994. KCM is 100% employee owned. KCM devotes its time to investment counseling and provides advice, management and other services to investors and accounts. KCM's address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739.

Under the Small Cap Fund subadvisory contract, KCM develops, recommends and implements an investment program and strategy for Small Cap Fund, which is consistent with the Fund's investment objectives and policies. KCM is also responsible for making all portfolio and brokerage decisions. As compensation, KCM receives a fee that is based on their portion of the Small Cap Fund's net assets.

Fees payable to KCM are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

               Percent       Net Assets

               0.85%         Up to and including $50 million
               0.80%         More than $50 million

The compensation paid to KCM with respect to the Small Cap Fund for the year ended December 31, 2007 was 0.68% of Small Cap Fund's total net assets.

Small Cap Fund is not responsible for payment of the subadvisory fees to KCM. During the years ended December 31, 2005, 2006 and 2007, the investment manager paid subadvisory fees of $1,739,814, $1,938,617 and $1,875,010 respectively, to KCM.

Keeley Asset Management. Keeley Asset Management Corp ("KAMCO"), an Illinois corporation, is a registered investment adviser under the Advisers Act. KAMCO entered into a subadvisory contract dated August 1, 2006 to manage a portion of the Small Cap Fund's portfolio. KAMCO is owned by John L. Keeley, Jr. KAMCO devotes its time to investment counseling and provides advice, management and other services to investors and accounts. KAMCO's address is 401 South LaSalle Street, Suite 1201, Chicago, IL 60605.

Under the Small Cap Fund subadvisory contract, KAMCO develops, recommends and implements an investment program and strategy for the Small Cap Fund, which is consistent with the Fund's investment objectives and policies. KAMCO is also responsible for making all portfolio and brokerage decisions for the assets under their management. As compensation, KAMCO receives a fee that is based on their portion of the Small Cap Fund's net assets under their management.

Fees payable to KAMCO are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

               Percent       Net Assets

               1.00%         Up to and including $2 million
               0.85%         Next $8 million
               0.70%         More than $10 million

The compensation paid to KAMCO with respect to the Small Cap Fund for the year ended December 31, 2007 was 0.106% of Small Cap Fund's net assets.

Small Cap Fund is not responsible for payment of the subadvisory fees to KAMCO. During the years ended December 31, 2006 and 2007, the investment manager paid subadvisory fees of $14,587 and $290,695 respectively, to KAMCO.

Sit Fixed Income Advisors II, L.L.C. In connection with the management of Tax-Exempt Bond Fund, the trust, the investment manager and Sit Fixed Income Advisors II L.L.C. ("Sit"), a subsidiary of Sit Investment Associates, Inc., entered into a subadvisory contract dated December 15, 1999 ("Tax-Exempt Bond subadvisory contract"). Sit Investment Associates, Inc., which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit's address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130.

Under the Tax-Exempt Bond Fund subadvisory contract, Sit develops, recommends and implements an investment program and strategy for Tax-Exempt Bond Fund which is consistent with the Fund's investment objectives and policies. Sit is also responsible for making all portfolio and brokerage decisions. As compensation, Sit receives a fee that is based on Tax-Exempt Bond Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of Tax-Exempt Bond Fund's month-end net assets.

Fees payable to Sit are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

               Percent       Net Assets
               0.40%         Up to and including $20 million
               0.30%         Next $30 million
               0.25%         Next $25 million
               0.20%         Over $75 million

The compensation paid to Sit with respect to the Tax-Exempt Bond Fund for the year ended December 31, 2007, was 0.22% of Tax-Exempt Bond Fund's average daily net assets on an annualized basis.

Tax-Exempt Bond Fund is not responsible for payment of the subadvisory fees to Sit. During the years ended December 31, 2005, 2006 and 2007, the investment manager paid subadvisory fees of $469,279, $578,501 and $677,033 respectively, to Sit.

AXA Rosenberg Investment Management LLC ("AXA Rosenberg"). In connection with its management of a portion of International Fund's assets, the investment manager AXA Rosenberg entered into a subadvisory contract dated January 24, 2009 ("International Fund subadvisory contract"). AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC. AXA Rosenberg is a limited liability company and was founded in 1985.

Under the International Fund subadvisory contract, AXA Rosenberg develops, recommends and implements an investment program and strategy for its portion of the International Fund which is consistent with the Fund's investment objectives and policies. AXA Rosenberg is also responsible for making all portfolio and brokerage decisions with respect to its portion. As compensation, AXA Rosenberg receives a fee that is based on International Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of International Fund's month-end net assets.

Fees payable to AXA Rosenberg are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

        Net Assets                                 Percent
        First $50 million                          .85 of 1%
        Next $50 million                           .75 of 1%
        All assets in excess of $100 million       .65 of 1%

Such fee shall be calculated and accrued on a monthly basis as a percentage of the Fund's month end net assets under the Subadviser's management, and shall be payable quarterly after the end of each calendar quarter

Other Provisions of the Contracts. Generally, the amendment of management contracts requires approval by vote of: (a) a majority of the outstanding voting securities of the affected Fund and (b) a majority of the trustees who are not interested persons of the trust or of any other party to such contract. However, the trust and the investment manager have received an exemptive order from the Commission permitting the investment manager, subject to the approval of the Board of Trustees of the trust, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory management contract without obtaining shareholder approval of a new or amended management contract. Each management contract terminates automatically in the event of its assignment and the subadvisory contracts terminate automatically upon termination of the management contract. Also, each contract may be terminated by not more than 60 days or less than 30 days' written notice by either the trust or the investment manager or upon not less than 120 days' notice by the subadviser. Each contract provides that the investment manager or the subadviser shall not be liable to the trust, to any shareholder of the trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Subject to the above-described termination provisions, each contract has an initial term of one or two years and will continue in effect thereafter if such continuance is approved at least annually by: (a) a majority of the trustees who are not interested persons of the trust or of any other party to such contract and (b) either (i) a majority of all of the trustees of the trust or (ii) by vote of a majority of the outstanding voting securities of the affected Funds.

Custodians

With respect to Growth Fund, Small Cap Fund and Tax-Exempt Bond Fund, State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as the custodian of such Funds' assets. With respect to International Fund, The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60675 serves as the custodian of the Fund's assets. Each custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities.

Independent Registered Public Accounting Firm

The financial statements contained in the Funds' Annual Report are audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402. The independent registered public accounting firm provides other accounting and tax-related services as requested by the Fund.

Fund Accounting and Administrative Services - International Fund

The Trust, on behalf of the International Fund, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company ("Northern Trust"). Pursuant to this agreement, Northern Trust provides certain administrative and accounting services, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Northern Trust charges certain separate asset-based fees for its accounting services and fund administration services, as well as fund-based fees relating to the multi-manager structure and for fair valuation services. It also receives payment for customary out-of-pocket expenses. As discussed above, the investment manager is ultimately responsible for paying this compensation.

Investment Company Services Agreement

The Trust has entered into an Investment Company Services Agreement with Fiduciary Counselling, Inc., 2000 Wells Fargo Place, 30 East Seventh Street, Saint Paul, MN 55101 ("FCI"). Under this agreement, FCI provides transfer agent, dividend paying, shareholder servicing and other administrative services to the Funds. Certain of these accounting and administrative services for International Fund are provided by Northern Trust as described above. FCI also provides the Trust and the investment manager with all of their respective requirements for space and clerical assistance in connection with the operation of the Funds. As compensation for these services, FCI is paid an hourly fee. Such expenses are paid for or reimbursed by the investment manager.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager of each Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.


Portfolio Manager      Fund             Other Accounts Managed by the Portfolio Manager


Brooke Beresh          Growth Fund      Other Registered Investment Companies:  3 funds with
                                        total assets of approximately $140 million

                       International
                       Fund             Other Pooled Investment Vehicles: None

                                        Other Accounts:  407 accounts with total assets of
                                        approximately $4.32 billion

Don Cobin              Small Cap Fund   Other Registered Investment Companies:  0 funds with
                                        total assets of approximately $0 million

                                        Other Pooled Investment Vehicles: 1 entities with
                                        total assets of approximately $40 million

                                        Other Accounts:  13 accounts with total assets of
                                        approximately $207 million

Tim Hasara             Small Cap Fund   Other Registered Investment Companies:  0 funds with
                                        total assets of approximately $0 million

                                        Other Pooled Investment Vehicles: 0 entities with
                                        total assets of approximately $0 million

                                        Other Accounts:  2 accounts with total assets of
                                        approximately $16 million

John Keeley            Small Cap Fund   Other Registered Investment Companies:  4 funds with
                                        total assets of approximately $4.5 billion

                                        Other Pooled Investment Vehicles: 12 entities with
                                        total assets of approximately $150 million

                                        Other Accounts:  1760 accounts with total assets of
                                        approximately $1.4 billion



Michael C. Brilley     Tax-Exempt       Other Registered Investment Companies:  6 funds with
                       Bond Fund        total assets of approximately $1.1 billion

                                        Other Pooled Investment Vehicles: 14 entities with
                                        total assets of approximately $178 million

                                        Other Accounts:  144 accounts with total assets of
                                        approximately $3.6 billion

Paul J. Jungquist      Tax-Exempt       Other Registered Investment Companies:  3 funds with
                       Bond Fund        total assets of approximately $756 million

                                        Other Pooled Investment Vehicles: 3 entities with
                                        total assets of approximately $27 million

                                        Other Accounts:  29 accounts with total assets of
                                        approximately $901 million

Dr. William Ricks      International    Other Registered Investment Companies:  23 with total
                       Fund             assets of approximately $ 4.7 billion; 9 of which with
                                        assets of approximately $2 billion have performance
                                        based advisory fees

                                        Other Pooled Investment Vehicles: 23 with total assets
                                        of approximately $2.6 billion; 1 of which with assets
                                        of approximately $16 million has a performance based
                                        advisory fee

                                        Other Accounts:  161 with total assets of
                                        approximately $ 16.8 billion; 31 of which with assets
                                        of approximately $3.9 billion have performance based
                                        advisory fees


Conflict of Interest. Any material conflicts of interest that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of the other accounts to which they manage.


Portfolio Manager      Fund             Conflict of Interest

Brooke Beresh          Growth Fund,     None noted
                       International
                       Fund


Don Cobin              Small Cap        Kennedy Capital Management ("KCM") performs
Tim Hasara             Fund             investment management services for a fee to its
                                        clients on a separately-managed account basis.  KCM
                                        gives advice and takes action with respect to its
                                        other clients or for the accounts of KCM or its
                                        officers, directors, employees or affiliates
                                        ("Affiliated Persons")



                                        which may differ from the advice given or the
                                        timing or nature of action taken with respect to
                                        the Fund. Conflicts of interest may arise in the
                                        allocation of investment opportunities among
                                        accounts that KCM advises. Therefore, KCM seeks
                                        to allocate investment opportunities believed
                                        appropriate for the Fund and other accounts it
                                        advises equitably and in a manner consistent
                                        with the best interests of all accounts involved
                                        and in accordance with its trade allocation
                                        policies and procedures.

John Keeley            Small Cap        KAMCO,  adviser to the Clearwater  Small Cap Fund, is
                       Fund             under common control with Keeley  Investment Corp., a
                                        Commission   and  FINRA   registered   broker-dealer.
                                        Keeley  Investment  Corp.  serves as underwriter  and
                                        distributor  of  the  Keeley  Funds,   an  affiliated
                                        registered  fund company.  A substantial  majority of
                                        trades  for the  Keeley  Funds and all trades for our
                                        affiliated  limited   partnerships  are  effected  by
                                        Keeley    Investment   Corp.   Trades   for   certain
                                        separately  managed  accounts  of clients who have so
                                        agreed in their investment  management agreements may
                                        also be effected by Keeley Investment Corp.

                                        In addition to the usage of Keeley  Investment Corp.,
                                        as  discussed   above,  and  personal   trading,   as
                                        discussed in the provided Code of Ethics,  management
                                        of multiple  types of client  accounts  and funds may
                                        raise  potential  conflicts  of  interest.  These may
                                        include  conflicts in the  allocation  of  investment
                                        opportunities  and trades  resulting  from  differing
                                        fee  structures  or  interests  by the  KAMCO  or its
                                        related  persons  in  certain  accounts.   KAMCO  has
                                        adopted allocation  policies and procedures  designed
                                        to  address  and   minimize   the  effects  of  these
                                        conflicts.

                                        Orders to purchase or sell  securities  are generally
                                        determined  by  portfolio  managers  based on size of
                                        the accounts  participating  in the trade.  Orders to
                                        purchase  or sell the same  securities  for  multiple
                                        accounts   (other   than   wrap   accounts)   may  be
                                        aggregated if the portfolio  manager  determines that
                                        such  aggregation  is equitable to all  participating
                                        accounts  and  consistent  with the goal of achieving
                                        best  execution  of the  trade  and if the  trade  is
                                        executed  through Keeley  Investment Corp. All trades
                                        in  the  same  security   executed   through   Keeley
                                        Investment  Corp.  in the  same  trading  day will be
                                        average  priced.  In  no  event  shall  an  employee,
                                        associate,  or  affiliate  of  KAMCO  receive  a more
                                        favorable   price  than  an   advisory   client,   in
                                        connection  with a  purchase  or  sale  of  the  same
                                        security on the same day.



                                        In the event an order is only  partially  filled in a
                                        given   trading   day,   KAMCO  will   allocate   the
                                        securities  transacted  among accounts using its best
                                        judgment,  based on its  opinion of the need for such
                                        securities  in the  various  accounts  at the time of
                                        allocation.  Factors  that KAMCO may use to determine
                                        need  include,  but  are  not  limited  to:  customer
                                        preferences and suitability;  portfolio  composition;
                                        portfolio  size;  market  conditions;  cash position;
                                        and  interest  rates.  KAMCO may give  preference  to
                                        the Keeley Funds in any such allocations.  As between
                                        the Funds, if there are not sufficient  securities to
                                        allocate,  securities  will  be  allocated  pro  rata
                                        based upon order size.



Michael C. Brilley     Tax-Exempt       None that are materially different than those of any
                       Bond Fund        other investment adviser that manages multiple
Paul J. Jungquist                       accounts utilizing a similar investment strategy.

Dr. William Ricks      International    AXA Rosenberg recognizes that conflicts of interest
                       Fund             are inherent in its business and accordingly has
                                        developed policies, procedures and disclosures that
                                        it believes are reasonably designed to detect,
                                        manage and mitigate the effects of potential
                                        conflicts of interest in the area of employee
                                        personal trading, managing multiple accounts for
                                        multiple clients, including funds, and allocating
                                        investment opportunities. Employees are subject to
                                        the above-mentioned policies and oversight to help
                                        ensure that all of its clients are treated fairly.

                                        Actual or potential conflicts of interest may arise
                                        when a portfolio manager has management
                                        responsibilities for more than one account
                                        (including the Funds), such as devotion of unequal
                                        time and attention to the management of the
                                        accounts, inability to allocate limited investment
                                        opportunities across a broad band of accounts and
                                        incentive to allocate opportunities to an account
                                        where the portfolio manager, the adviser or the
                                        sub-adviser has a great financial incentive, such as
                                        a performance fee account. AXA Rosenberg believes it
                                        has adopted policies and procedures that are
                                        reasonably designed to address these types of
                                        conflicts and that serve to operate in a manner that
                                        is fair and equitable among its clients, including
                                        the Funds.


                                        Dr. Ricks' management of Other Accounts may give
                                        rise to potential conflicts of interest in
                                        connection with his management of the Funds'
                                        investments, on the one hand, and the investments of
                                        the Other Accounts, on the other. The Other Accounts
                                        might have similar investment objectives to the
                                        Funds, or hold, purchase, or sell securities that
                                        are eligible to be held, purchased, or sold by the
                                        Funds. AXA Rosenberg believes that its quantitative
                                        investment process and pro rata allocation of
                                        investment opportunities diminish the possibility of
                                        any conflict of interest resulting in unfair or
                                        inequitable allocation of investment opportunities
                                        among accounts. Additionally, AXA Rosenberg believes
                                        that it has adopted policies and procedures that are
                                        designed to manage those conflicts in an appropriate
                                        way.


Compensation Structure.

  Portfolio Manager      Fund                   Compensation Structure

  Brooke Beresh          Growth Fund,           Compensation Structure.  Compensation of
                         International Fund     Parametric portfolio managers and other
                                                investment professionals has three primary
                                                components: (1) a base salary, (2) a
                                                quarterly cash bonus, and (3) annual
                                                stock-based compensation consisting of
                                                options to purchase shares of Eaton Vance
                                                Corp.'s nonvoting common stock.  Parametric
                                                investment professionals also receive
                                                certain retirement, insurance and other
                                                benefits that are broadly available to
                                                Parametric employees.  Compensation of
                                                Parametric investment professionals is
                                                reviewed primarily on an annual basis.
                                                Stock-based compensation awards and
                                                adjustments in base salary and bonus are
                                                typically paid and/or put into effect at or
                                                shortly after calendar year-end.

                                                Method to Determine Compensation.
                                                Parametric seeks to compensate portfolio
                                                managers commensurate with their
                                                responsibilities and performance, and
                                                competitive with other firms within the
                                                investment management industry.   The
                                                performance of portfolio managers is
                                                evaluated primarily based on success in
                                                achieving portfolio objectives for managed
                                                funds and accounts. The compensation of
                                                portfolio managers with other job
                                                responsibilities (such as product
                                                development) will include consideration of
                                                the scope of such responsibilities and the
                                                managers' performance in meeting them.
                                                Salaries, bonuses and stock-based
                                                compensation are also influenced by the
                                                operating performance of Parametric and
                                                Eaton Vance Corp., its parent company.  Cash
                                                bonuses are determined based on a target
                                                percentage of Parametric profits. While the
                                                salaries of Parametric portfolio managers
                                                are comparatively fixed, cash bonuses and
                                                stock-based compensation may fluctuate
                                                substantially from year to year, based on
                                                changes in financial performance and other
                                                factors.


Don Cobin                Small Cap Fund         A Portfolio Manager's compensation includes
Tim Hasara                                      base salary, quarterly and annual bonuses.
                                                Quarterly bonuses are based upon the
                                                investment performance of client accounts
                                                relative to the identified benchmarks on a
                                                one-year basis and the performance of the
                                                composite accounts relative to industry
                                                peers on a three-year basis.  Annual bonuses
                                                are based upon the achievement of
                                                mutually-agreed goals. Additional
                                                compensation may be based on firm revenues
                                                and assets under management.  A Portfolio
                                                Manager also receives certain retirement,
                                                insurance and other benefits that are
                                                broadly available to KCM's full-time
                                                employees.

John Keeley              Small Cap Fund         Mr. Keeley does not receive any compensation
                                                specifically for acting as portfolio manager
                                                of the Fund. However, as the sole
                                                shareholder of the sub-adviser, he has the
                                                benefit of 100% of the management fees paid
                                                to the sub-adviser, after payment by the
                                                sub-adviser of all of its expenses.

Michael C. Brilley       Tax-Exempt Bond Fund   The portfolio managers are employees of Sit
Paul J. Jungquist                               and receive compensation from Sit.  The
                                                compensation of the portfolio managers and
                                                analysts is comprised of a fixed base
                                                salary, an annual bonus, and periodic
                                                deferred compensation bonuses.  Portfolio
                                                managers and analysts also participate in
                                                the profit sharing 401(k) plan of Sit.
                                                Competitive pay in the marketplace is
                                                considered in determining total
                                                compensation.  The bonus awards are based on
                                                the attainment of personal and company goals
                                                which are comprised of a number of
                                                subjective and objective factors, including:
                                                the annual composite investment performance
                                                (pre-tax) of Sit's accounts (which may
                                                include the Fund) relative to the investment
                                                accounts' benchmark index (which may include
                                                the primary benchmark of the Fund); Sit's
                                                growth in assets under management from new
                                                assets (which may include assets of the
                                                Fund); profitability of Sit; and the quality
                                                of investment research efforts.
                                                Contributions made to Sit's profit sharing
                                                401(k) plan are subject to the limitations
                                                of the Internal Revenue Code and Regulations.


Dr. William Ricks        International Fund     Clearwater pays AXA Rosenberg a fee based on
                                                the assets under management of the
                                                International Equity Fund as set forth in an
                                                investment sub-advisory agreement between
                                                AXA Rosenberg and Clearwater. AXA Rosenberg
                                                pays its investment professionals out of its
                                                total revenues and other resources,
                                                including the sub-advisory fees earned with
                                                respect to the International Equity Fund.
                                                The following information relates to the
                                                period ended September 30th 2008.

                                                AXA Rosenberg compensates Dr. Ricks for his
                                                management of the International Equity Fund.
                                                His compensation consists of base salary,
                                                bonus and deferred compensation. All
                                                compensation components are fixed and are
                                                not based on the performance of the
                                                International Equity Funds.

                                                AXA Rosenberg's investment professionals'
                                                total compensation is determined through a
                                                subjective process that evaluates numerous
                                                quantitative and qualitative factors,
                                                including AXA Rosenberg's overall
                                                profitability. Investment professionals do
                                                not receive any direct compensation based
                                                upon the investment returns of any
                                                individual client account. Among the factors
                                                included in this annual assessment are: (i)
                                                contribution to business results and overall
                                                business strategy; (ii) success of
                                                marketing/business development efforts and
                                                client servicing; and (iii) the relative
                                                investment performance of portfolios
                                                (although there are no specific benchmarks
                                                or periods of time used in measuring
                                                performance). Furthermore, an investment
                                                professional's seniority/length of service
                                                with the firm and management and supervisory
                                                responsibilities are relevant to
                                                compensation decisions.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2008 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicates the range indicated below:

         A  -  $0
         B  -  $1 - $10,000
         C  -  $10,001 - $50,000
         D  -  $50,001 - $100,000
         E  -  $100,001 - $500,000
         F  -  $500,001 - $1,000,000
         G  -  More than $1 million



Portfolio Manager              Fund           Ownership
-----------------              ----           ---------

Brooke Beresh           Growth Fund,              A

                        International Fund        A

Don Cobin               Small Cap Fund            A

Tim Hasara              Small Cap Fund            A

John Keeley             Small Cap Fund            A

Michael C. Brilley      Tax-Exempt Bond
                        Fund                      A

Paul J. Jungquist       Tax-Exempt Bond           A
                        Fund

                        International Fund        A

Dr. William Ricks       International Fund        A

                                        EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

------------------------------------------------------------------------------------------------
                                                                    Number of
                                                                    Portfolios
                                     Term of       Principal        in the Fund    Other
                     Positions       Office and    Occupation(s)    Complex        Directorships
 Name, Address       Held with the   Length of     During the       Overseen by    Held by the
 and Age             Funds           Time Served   Last 5 Years     the Trustee    Trustee
------------------------------------------------------------------------------------------------
 Lucy R. Jones (67)  Trustee         Tenure: 9     Private
 30 East 7th                         yrs           Investor               4        None
 Street, Saint                       Term:
 Paul, Minnesota                     Indefinite
 55101
------------------------------------------------------------------------------------------------
 Charles W.          Trustee         Tenure: 9     President and
 Rasmussen (42)(1)                   yrs           Chief
 30 East 7th                         Term:         Executive              4        None
 Street, Saint                       Indefinite    Officer, P&G
 Paul, Minnesota                                   Manufacturing,
 55101                                             Inc. (air
                                                   filtration
                                                   equipment,
                                                   2002-Present)
------------------------------------------------------------------------------------------------
 Laura E.              Trustee       Tenure: 9     Private
 Rasmussen (45)(1)                   yrs           Investor               4        None
 30 East 7th                         Term:
 Street, Saint                       Indefinite
 Paul, Minnesota
 55101
------------------------------------------------------------------------------------------------
 Justin H.             Trustee       Tenure: 1     Private
 Weyerhaeuser (35)                   yr            Investor               4        None
 30 East 7th                         Term:
 Street, Saint                       Indefinite
 Paul, Minnesota
 55101
------------------------------------------------------------------------------------------------

(1) Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are nieces or nephews of Mr. Frederick T. Weyerhaeuser (see below).

Information about the Funds' Executive Officers and Interested Trustees

------------------------------------------------------------------------------------------------
                                                                   Number of
                                                                   Portfolios
                                  Term of        Principal         in the Fund   Other
                    Positions     Office and     Occupation(s)     Complex       Directorships
 Name, Address      Held with     Length of      During the Last   Overseen by   Held by the
 and Age            the Funds     Time Served    5 Years           the Trustee   Trustee
------------------------------------------------------------------------------------------------
 Frederick T.       Trustee,      As Trustee;    Private Investor                Potlatch
 Weyerhaeuser (77)* Vice          Tenure: 21                           4         Corporation
 30 East 7th        President     yrs                                            (1960-2003)
 Street, Saint      and           Term:
 Paul, Minnesota    Secretary     Indefinite
 55101
                                  As Officer;
                                  Tenure: 21
                                  yrs
                                  Term:
                                  Reappointed
                                  Annually
------------------------------------------------------------------------------------------------
 George H.          Trustee,      As Trustee:    Senior Vice            4        None
 Weyerhaeuser Jr.   Chairman,     Tenure: 2      President,
 (55) **            Chief         yrs            Technology,
 30 East 7th        Executive     Term:          Weyerhaeuser
 Street, Saint      Officer and   Indefinite     Company (1998 -
 Paul, Minnesota    Treasurer                    2006)
 55101                            As Officer:
                                  Tenure: 2 yrs  Director,
                                  Term:          Clearwater
                                  Reappointed    Management
                                  Annually       Company (1987 -
                                                 2006)

                                                 Member,
                                                 Advisory Board,
                                                 Pictet Advisory
                                                 Overseas
                                                 Services Ltd
                                                 (2009-Present)
------------------------------------------------------------------------------------------------
 Susanne S. Smith   Chief         Tenure:        Clearwater
 (49)               Compliance    October        Management            N/A            N/A
 30 East 7th        Officer       2004 - June    Company, Inc:
 Street, Saint                    2006;          Chief
 Paul, Minnesota                  December       Compliance
 55101                            2007 -         Officer, 10-04
                                  Present        to 6-06, and
                                  Term:          12-07 to
                                  Reappointed    Present;
                                  Annually       Fiduciary
                                                 Counselling,
                                                 Inc.: Chief
                                                 Compliance
                                                 Officer, 10-04-
                                                 to 6-06, and
                                                 12-07 to
                                                 Present;
                                                 Secretary, 12-
                                                 07 to Present;
                                                 Senior
                                                 Compliance and
                                                 Tax Analyst,
                                                 6-06 to
                                                 12-2007;
                                                 Manager, Tax
                                                 Compliance,
                                                 1987 to 6-06.

------------------------------------------------------------------------------------------------

* Mr. F.T. Weyerhaeuser is an interested trustee due to his daughter's position as a director of Clearwater Management Company, the Funds' investment manager. **Mr. G.H. Weyerhaeuser Jr. is an interested trustee due to his positions as the Funds' CEO and Treasurer.

Responsibilities of the Board of Trustees

The business and affairs of the trust shall be managed by the trustees and they shall have all powers and authority necessary, appropriate or desirable to perform that function. The trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the trust. The trustees shall not be bound or limited in any way by present or future laws, practices or customs in regards to trust investments or to other investments which may be made by fiduciaries, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to promote, implement or accomplish the various objectives and interests of the trust and of its series of shares. The Board of Trustees has not appointed any standing committees, however, the independent trustees perform the duties of audit and nominating committees. Set forth below is information concerning trustee investments in the Funds as of 12-31-08.


------------------------------------------------------------------------------------------------
                                                            Aggregate Dollar Range of Equity
                                                              Securities in All Registered
                                                            Investment Companies Overseen by
                            Dollar Range of Equity          Trustee in Family of Investment
    Name of Trustee         Securities in each Fund*                    Companies
------------------------------------------------------------------------------------------------
 Lucy R. Jones          Growth Fund- Over $100,000                    Over $100,000
                        Small Cap Fund-None
                        Tax-Exempt Bond Fund-None
                        International Fund- NA
------------------------------------------------------------------------------------------------
 Charles W. Rasmussen   Growth Fund-$50,001-$100,000                  Over $100,000
                        Small Cap Fund-Over $100,000
                        Tax-Exempt Bond Fund-Over
                        $100,00)
                        International Fund- NA
------------------------------------------------------------------------------------------------
 Laura E. Rasmussen     Growth Fund-Over $100,000                     Over $100,000
                        Small Cap Fund-$10,001-$50,000
                        Tax-Exempt Bond Fund-None
                        International Fund- NA
------------------------------------------------------------------------------------------------
 Frederick T.           Growth Fund-Over $100,000                     Over $100,000
 Weyerhaeuser           Small Cap Fund-Over $100,000
                        Tax-Exempt Bond Fund-Over
                        $100,000
                        International Fund- NA
------------------------------------------------------------------------------------------------
 George H.              Growth Fund-Over $100,000                     Over $100,000
 Weyerhaeuser, Jr.      Small Cap Fund-None
                        Tax-Exempt Bond Fund-Over
                        $100,000
                        International Fund- NA
------------------------------------------------------------------------------------------------
 Justin H.              Growth Fund-$50,001-$100,000                $50,001- $100,000
 Weyerhaeuser           Small Cap Fund-$10,001-$50,000
                        Tax-Exempt Bond Fund-None
                        International Fund- NA
 -----------------------------------------------------------------------------------------------

*International Fund is "NA" because it had not commenced operations in 2008.

Information Regarding Affiliations of the Independent Trustees

No independent trustee or immediate family member of such trustee owns any equity securities in any investment adviser, underwriter or other person who is directly or indirectly controlling, controlled by or under common control with an investment adviser or underwriter of the Funds. No independent trustee or immediate family member has been involved in any transaction with such persons or organizations, or the provision of or receipt of any services to or from such persons or organizations (other than routine retail transactions). No officer of any such organization serves on the board of directors of any company of which any independent trustee serves as an officer.

Compensation of Trustees and Officers

The trust pays no salaries to any of its officers. Effective in 2008, however, the trust commenced paying its CEO a $2,000 annual retainer. The trustees generally meet three times per year. As of September 2008, each trustee is paid $1,000 per meeting attended. Prior to then, each trustee was paid $500 per meeting attended. Expenses incurred by trustees in attending meetings are reimbursed. Such trustee fees and expenses are reimbursed or paid for by the investment manager under the management contract. The following table sets forth the amounts of compensation received by each trustee related to trustee services during the year ended 12-31-08.


------------------------------------------------------------------------------------------------
                                              Pension or        Estimated          Total
                                              Retirement         Annual      Compensation From
                           Aggregated      Benefits Accrued     Benefits       Fund and Fund
                          Compensation      As Part of the        Upon        Complex Paid to
    Name of Trustee        From Trust      Funds' Expenses     Retirement         Trustees
------------------------------------------------------------------------------------------------
 Lucy R. Jones                $500               None             None             $500*
------------------------------------------------------------------------------------------------
 Charles W. Rasmussen        $3,790              None             None             $3,790
------------------------------------------------------------------------------------------------
 Laura E. Rasmussen          $2,500              None             None             $2,500
------------------------------------------------------------------------------------------------
 Frederick T.
 Weyerhaeuser                $2,500              None             None             $2,500
------------------------------------------------------------------------------------------------
 George H.
 Weyerhaeuser, Jr.           $4,319              None             None            $4,319**
------------------------------------------------------------------------------------------------
 Justin H.
 Weyerhaeuser                $2,000              None             None             $2,000
------------------------------------------------------------------------------------------------

*Ms. Jones also attended the December meeting for which she will be compensated in 2009.

** Mr. G.H. Weyerhaeuser received payment in 2008 for a meeting attended in 2007. He also serves as the trust's CEO and received the retainer discussed above. The retainer payment is not included in his total.

Personal Securities Transactions. The trust, the investment manager and each subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, trustees/directors and designated employees. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by a Fund, and is designed to prescribe the means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the Commission.

                                 NET ASSET VALUE

      The net asset value per share of each Fund is determined as of the close of regular trading on the NYSE (the "Closing Time") on each day that the Exchange is open for trading if such determination is then required to properly process a purchase order, redemption request or exchange request for shares of such Fund. The New York Stock Exchange is usually closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the previous Friday or following Monday if any holiday falls on a Saturday or Sunday. Net asset value per share is determined by dividing the value of all of a Fund's assets, less its liabilities, by the number of shares outstanding. Investments in securities are valued at the Closing Time at the last available sale price on the principal exchange or market where they are traded. The Funds generally value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those for which trading has been suspended) or where market quotations are determined to be unreliable will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting at the direction of the Board of Trustees. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by International Fund if an event occurs after the publication of market values normally used by International Fund but before the time as of which the International Fund calculates its net asset value, depending on the nature and significance of the event, consistent with applicable regulatory guidance. In this case, the International Fund t may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's net asset value is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. The price at which a purchase order is filled is the net asset value per share next computed after payment and a properly completed application are received by the transfer agent, unless a later computation date is specified by the investor on the purchase order.

                            HOW ARE SHARES PURCHASED?

Shares may be purchased directly from each Fund. There is no sales charge or underwriting commission on purchases of shares of the Funds. In order to purchase shares of either Fund, an investor must either send a check or wire funds to the transfer agent and deliver to the transfer agent a completed Purchase Order and Account Application.

Minimum Purchases. No initial or subsequent investment of less than $1,000 will be accepted by the Funds. However, reinvestments of dividends and capital gain distributions will be permitted, even if the amount of any such reinvestment is less than $1,000.

Minimum Account Size. If a shareholder holds shares of a Fund in an account which, as a result of redemptions, has an aggregate net asset value of less than $1,000, the Fund may redeem the shares held in such account at net asset value if the shareholder has not increased the net asset value of such shares in the account to at least $1,000 within three months of notice in writing by the Fund to the shareholder of the Fund's intention to redeem such shareholder's shares. During the three months following the mailing of such notice, each shareholder so notified has the opportunity to increase the value of his or her account to $1,000 and avoid redemption. An involuntary redemption consummated at a price below the shareholder's cost would result in a loss to the shareholder.

Each Fund reserves the right to waive or change minimum and additional investment amounts, and minimum account sizes. The trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the trustees or the manager, such withdrawal is in the best interests of the trust. An order to purchase shares is not binding on, and may be rejected by, the trust until it has been confirmed in writing.

Fund Accounts. When a shareholder first purchases shares of a Fund, an account is opened in his or her name on the records of that Fund. This account provides a convenient means to make additional investments and provides for regular transaction statements without the necessity of receiving and storing certificates. When a shareholder purchases or sells shares of a Fund, an account statement showing the details of such transaction will be sent to the shareholder.

Share Certificates. Certificates representing shares of a Fund ordinarily will not be issued. However, the board of trustees may, in its sole discretion, authorize the issuance of certificates for shares of a Fund to shareholders who make a specific written request for share certificates.


                               EXCHANGE OF SHARES

Subject to the restrictions set forth below, some or all of the shares of a Fund, including shares purchased with reinvested dividends and/or capital gain distributions, may be exchanged for shares of another Clearwater Fund on the basis of the net asset value per share of each Fund at the time of exchange.

Instructions for exchanges are made by delivery to the transfer agent of an exchange request signed by the record owner(s) exactly as the shares being exchanged are registered. New accounts must be established with the same registration information as the account from which the exchange is to be made. The dollar amount exchanged must at least equal the $1,000 minimum investment required for each of the Funds. However, exchanges of shares of one Fund for shares of the other Fund in which the shareholder has an existing account will be permitted, even if the value of the shares exchanged is less than $1,000.

A shareholder should consider the differences in investment objectives and policies of the Funds, as described in this Prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange of shares is treated as a redemption of the shares exchanged followed by the purchase of new shares and, therefore, is a taxable transaction for the shareholder making the exchange.

Currently, there is no charge for the exchange privilege or limitation as to the frequency of exchanges. The trust may terminate or suspend the right to make exchange requests, or impose a limit on the number of exchanges that may be effected by a shareholder within any calendar year, or impose a transaction fee in connection with any exchange, at any time with notice to shareholders as required by law.

                            HOW ARE SHARES REDEEMED?

Any shareholder of any of the Clearwater Funds has the right to offer shares for redemption by the trust. Redemptions will be effected at the net asset value per share next determined after receipt by the transfer agent of all required documents from the redeeming shareholder, unless a later redemption date is specified by the investor on the redemption request. Payment will be made within seven days after a redemption has been effected. However, if shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until it has assured itself that good funds have been collected for the purchase of such shares. This may take up to 15 days. A Fund may effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets) for redemptions in excess of $1 million if the investment manager determines, in its sole discretion that any such redemption would be in the best interests of the Fund. In order to redeem shares of a Fund, a shareholder must deliver to the transfer agent a redemption request which has been endorsed by the record holder(s) exactly as the shares are registered, and where the redemption proceeds are to be sent to an address other that the address of record, with the signature(s) guaranteed by any one of the following institutions: (i) a bank;
(ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency, provided that any such institution satisfies the standards established by the transfer agent.

If a share certificate has been issued at the discretion of the trustees, the shares represented by such certificate may be redeemed only if the share certificate is included with such redemption request and the certificate is properly endorsed with signature(s) so guaranteed or is accompanied by a properly endorsed stock power with signature(s) so guaranteed.

Net asset value per share for the purpose of redemption is determined in the manner described in "Net Asset Value." The net asset value per share received upon redemption may be more or less than the cost of shares to an investor, and a redemption is a taxable transaction for the redeeming shareholder.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the NYSE is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the custodian fairly to determine the value of the Fund's net assets; or the Commission, by order, so permits.

                                      TAXES

General. Under the Tax Code, each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds do not expect to incur other than nominal state income tax liability.

Each Fund has elected to be treated as a "regulated investment company" under the Tax Code, has qualified and intends to continue to qualify for such treatment for each taxable year. To qualify as a regulated investment company under the Tax Code and be free from any U.S. federal income tax on investment company taxable income and net capital gains distributed to shareholders in accordance with the Tax Code, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and timely distribution of its income to shareholders.

4% Excise Tax. Under the Tax Code, each of the Funds will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income (not including tax-exempt interest) and net capital gain income if it fails to meet certain distribution requirements by the end of each calendar year. Each Fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

In order to qualify as a regulated investment company under the Tax Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) ("the 90% income test") and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. tax purposes (e.g. partnerships or trusts) will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.

If each Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Each of Growth Fund, Small Cap Fund, and International Fund may be subject to foreign withholding or other foreign taxes on its income (including taxes on interest, dividends and capital gains) from certain of its foreign investments and neither Fund will be eligible to elect to pass such taxes and associated foreign tax credits or deductions through to its shareholders. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Foreign Exchange Gains and Losses. Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Tax Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund's investments in stock or securities

(or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable a Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by a Fund or its shareholders in future years.

Passive Foreign Investment Companies. If Growth Fund, Small Cap Fund or International Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond), in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or on gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of private foreign investment companies as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Other Investments. Investment by a Fund in zero coupon securities, pay-in-kind securities, deferred interest securities or, in general, any other securities with original issue discount or market discount (if the Fund elects to include market discount in income on a current basis) could require the Fund to recognize income or gain prior to the receipt of cash. However, a Fund must distribute at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify for taxation as a regulated investment company under the Tax Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to by borrow the cash, to satisfy distribution requirements. Management of the Funds will consider these potential adverse tax consequences in evaluating the appropriateness of these investments.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale against the box, swap or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an appreciated financial position" held by a Fund under Section 1259 of the Tax Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (portfolio securities or other positions with respect to which a Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Tax Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

Tax-Exempt Bond Fund may invest in debt obligations that are rated below investment-grade. Investments in debt obligations that are at risk or in default present special issues for Tax-Exempt Bond Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Taxation of Shareholders. Each of Growth Fund and Small Cap Fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss, and any excess of net long-term capital gain over net short-term capital loss, after taking into account any capital loss carryovers of the Fund, if any, at least once each year. Tax-Exempt Bond Fund will declare its dividends from investment income daily and distribute these dividends monthly. Distributions from investment company taxable income (which does not include exempt-interest dividends paid by Tax-Exempt Bond Fund, as described below) will be taxable to shareholders either as ordinary income or, if so designated by a Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Distributions from net capital gain will be taxable to shareholders as long-term capital gain regardless of the shareholder's holding period for the shares.

Dividend distributions to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Tax Code, from a Fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by a Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends declared by a Fund as of a record date in October, November or December and paid by a Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Dividends and/or capital gain distributions, if any, may be taken in cash or automatically reinvested in additional shares (at the net asset value per share). All distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Shareholders who purchase shares prior to a taxable distribution will nevertheless be required to treat the distribution as ordinary income or long-term capital gain as described above, even though economically it may represent a return of a portion of their investment. Information regarding the tax status of each year's distributions will be provided to shareholders annually.

Special Tax Issues Affecting Tax-Exempt Bond Fund's Shareholders. The Tax Code permits tax-exempt interest received by a Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Tax Code. That part of a Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by Tax-Exempt Bond Fund as an "exempt-interest dividend" under the Tax Code.

Tax-Exempt Bond Fund intends to take all actions required under the Tax Code to ensure that the Fund may pay "exempt-interest dividends." Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the federal gross income of the Fund's shareholders. The Fund's present policy is to designate exempt-interest dividends annually. The Fund will calculate exempt-interest dividends based on the average annual method and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their U.S. federal income tax return. Distributions paid from taxable interest income from any net realized short-term capital gains and certain other taxable sources (possibly including certain swap payments, income from repurchase agreements, certain income from options or futures contracts or certain stripped tax-exempt obligations or their coupons, income from disposition of rights to when-issued securities prior to issuance, realized market discount, or certain other income) will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.

Under the Tax Code and applicable regulations, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax-Exempt Bond Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends (both taxable and tax-exempt) other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax-Exempt Bond Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of such Fund.

For U.S. federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on private activity bonds are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. The Tax-Exempt Bond Fund may invest up to 20% of its assets in private activity bonds. In addition, a portion of all tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in alternative minimum taxable income and in earnings and profits for purposes of determining the federal corporate AMT.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in Tax-Exempt Bond Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in Tax-Exempt Bond Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

Shares of Tax-Exempt Bond Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development revenue or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

In addition, shareholders who are or may become recipients of Social Security or certain railroad retirement benefits should be aware that exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of such benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

Proposals may be introduced before Congress in the future, the purpose of which will be to restrict or eliminate the U.S. federal income tax exemption for tax-exempt securities. Tax-Exempt Bond Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in tax-exempt securities, which, in the opinion of the investment manager, pose a material risk of the loss of tax exemption. Further, if a tax-exempt security in the Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

Dividends-Received Deduction. Dividends received by Growth Fund or Small Cap Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and properly designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends received deduction generally available to corporations under the Tax Code. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding period reductions from certain hedging or other transactions or positions that diminish risk of loss with respect to their fund shares, in order to qualify for the deduction and, if they borrow to acquire fund shares or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT.

Redemptions. Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Back Up Withholding and Other Rules. Dividends, capital gain distributions and the proceeds of redemptions, exchanges or repurchases of shares of a Fund paid to a shareholder will be subject to 28% backup withholding of U.S. federal income tax if such shareholder does not provide the Fund with his or her correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS") or if the Fund is notified by the IRS or a broker that the shareholder is subject to such withholding. Please refer to the purchase order and account application for additional information.

Special tax rules apply to IRA or other retirement plans or accounts and to other special classes of investors, such as tax-exempt organizations, financial institutions and insurance companies. You should consult with your own tax adviser regarding the application of any such rules in your particular circumstances.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Applicability to Shareholders

U.S. Shareholders. The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts, or estates) and who are subject to federal income tax and hold their shares as capital assets. In addition to federal taxes, a shareholder may be subject to foreign, state and local taxes on distributions from or on the value of shares of a Fund, depending on the laws of the shareholder's place of residence. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state, local tax and foreign laws applicable to the shareholder.

Non-U.S. Shareholders. Shareholders who are not U.S. persons, as defined above, are subject to different tax rules, including a possible U.S. withholding tax at rates up to 30% on certain dividends treated as ordinary income (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund, currently only for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, and only if the Fund chooses to make a specific designation relating to such dividends) and possible backup withholding at the rate of 28% unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file. None of the Funds expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code or to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Shareholders should consult their tax advisers for information on the application of these rules to their particular situations.

                        MORE INFORMATION ABOUT THE FUNDS

General. As a Massachusetts business trust, the trust's operations are governed by its Declaration of Trust dated January 12, 1987 as amended and restated March 1, 1998 (the "Declaration of Trust"), a copy of which is on file with the office of the Secretary of the Commonwealth of Massachusetts. Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the trust to hold annual meetings of shareholders. As a result, shareholders may not consider the election of trustees or the appointment of independent accountants for the trust on an annual basis. The Board of Trustees, however, will call a special meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of trustees holding office at the time were elected by shareholders. The Board of Trustees may remove a trustee by the affirmative vote of at least a majority of the remaining trustees. Under certain circumstances, shareholders may communicate with other shareholders in connection with requesting a special meeting of shareholders.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or its trustees. Moreover, the Declaration of Trust provides for the indemnification out of trust property of any shareholders held personally liable for any obligations of the trust. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the trust itself would be unable to meet its obligations. In light of the nature of the trust's business and the nature and amount of its assets, the possibility of the trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

The Declaration of Trust further provides that the trust shall indemnify each of its trustees for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment manager or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the trust, nor shall any trustee be responsible for the act or omission of any other trustee. The Declaration of Trust does not authorize the trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Voting. Under the Declaration of Trust, the board of trustees is authorized to issue an unlimited number of shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series. Shares of the trust are freely transferable, are entitled to dividends as declared by the board of trustees and, in liquidation, are entitled to receive the net assets of their series, but not of any other series. Shareholders are entitled to cast one vote per share (with proportional voting for fractional shares) on any matter requiring a shareholder vote. Shareholders of each series vote separately as a class on any matter submitted to shareholders except when otherwise required by the 1940 Act, in which case the shareholders of all series affected by the matter in question will vote together as one class. If the board of trustees determines that a matter does not affect the interests of a series, then the shareholders of that series will not be entitled to vote on that matter.

As of December 31, 2008, each of the following persons owned five percent or more of the voting securities of each such Fund:


----------------------------------------------------------------------------------------------------
                                                         Total Shares          Total Shares
                                Total Shares             Clearwater Small Cap  Clearwater
 Name                           Clearwater Growth Fund   Fund                  Tax-Exempt Bond Fund
----------------------------------------------------------------------------------------------------
John F. Cogan, Jr.*                      10.62%                  7.33%
----------------------------------------------------------------------------------------------------
Frederick K.W. Day                                                                    8.10%
----------------------------------------------------------------------------------------------------
Stanley R. Day, Jr.*                                                                 12.14.%
----------------------------------------------------------------------------------------------------
W. John Driscoll*                        16.32%                 13.92%
----------------------------------------------------------------------------------------------------
William L. Driscoll**                     5.46%                  6.24%                6.02%
----------------------------------------------------------------------------------------------------
Margaret J. Greer *                       9.52%                  7.76%
----------------------------------------------------------------------------------------------------
Ellen R. Middleton*                       5.85%
----------------------------------------------------------------------------------------------------
Frederick W. Piasecki*                    5.55%                  5.49%
----------------------------------------------------------------------------------------------------
Charles W. Rosenberry**                   5.07%
----------------------------------------------------------------------------------------------------
Jennifer C. Snyder*                      10.62%                  7.33%
----------------------------------------------------------------------------------------------------
E. Rodman Titcomb, Jr.*                   9.21%                  9.33%               11.40%
----------------------------------------------------------------------------------------------------
Frederick W. Titcomb**                    6.14%                  5.65%
----------------------------------------------------------------------------------------------------
John W. Titcomb, Jr.**                    5.93%
----------------------------------------------------------------------------------------------------
Charles A. Weyerhaeuser*                  8.28%                  7.76%
----------------------------------------------------------------------------------------------------
David M. Weyerhaeuser**                   9.33%                  9.16%
----------------------------------------------------------------------------------------------------
Frederick T. Weyerhaeuser*                7.24%                  6.02%               11.77%
----------------------------------------------------------------------------------------------------
George H. Weyerhaeuser, Jr.**             9.45%                  8.21%                5.41%
----------------------------------------------------------------------------------------------------
William T. Weyerhaeuser**                17.55%                 14.44%               12.83%
----------------------------------------------------------------------------------------------------
Anne E. Zaccaro*                          8.95%                  6.95%
----------------------------------------------------------------------------------------------------

* Address of shareholder is: 2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930

**    Address of shareholder is: 1145 Broadway, Suite 1500, P.O. Box 1278,
Tacoma, Washington 98401

An owner of 25% or more of the outstanding voting securities of a Fund is deemed under the 1940 Act to have a "controlling" interest in the Fund. If the Fund held an annual meeting of shareholders, the effect of other shareholders' voting rights could be diminished by the influence of the controlling shareholder's substantial voting power.


                              FINANCIAL STATEMENTS

The financial statements included in the trust's annual report for the fiscal year ended December 31, 2007 (as filed with the Commission on March 7, 2008, accession # 0001169232-08-001264 and accompanying this SAI) are incorporated herein by reference.

                       APPENDIX A - Description of Ratings

BOND RATINGS

Moody's Investors Service, Inc.

    Rating  Definition

      Aaa Judged to be the best quality, carry the smallest degree of investment risk.

      Aa    Judged to be of high quality by all standards.

      A Possess many favorable investment attributes and are to be considered as higher medium grade obligations

      Baa Medium grade obligations. Lack outstanding investment characteristics.

      Ba Judged to have speculative elements. Protection of interest and principal payments may be very moderate.

      B Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Corporation

    Rating  Definition

      AAA Highest grade obligations and possess the ultimate degree of protection as to principal and interest.

      AA Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.

      A Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe.

      BBB Considered investment grade with adequate capacity to pay interest and repay principal.

      BB Judged to be speculative with some inadequacy to meet timely interest and principal payments.

      B Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.

Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

Fitch IBCA

    Rating  Definition

      AAA Highest credit quality with exceptional ability to pay interest and repay principal.

      AA Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.

      A Investment grade with high credit quality. Ability to pay interest and repay principal is strong.

      BBB Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.

      BB Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.

      B Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.


+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

Duff & Phelps Credit Rating Co.

    Rating  Definition

      AAA   Highest credit quality, risk factors are negligible.

      AA    High credit quality with moderate risk.

      A Protection factors are average but adequate, however, risk factors are more variable and greater in periods of economic stress.

      BBB Below average protection factors, but still considered sufficient for prudent investment.

      BB    Below investment grade but likely to meet obligations when due.

      B Below investment grade and possessing risk that obligations will not be met when due.

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

COMMERCIAL PAPER RATINGS

Moody's

Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's

The rating A-1 is the highest commercial paper rating assigned by Standard & Poor's Corporation. The modifier "+" indicates that the security is in the higher end of this rating category.

Fitch IBCA

    F-1+   Exceptionally strong credit quality.
    F-1    Strong credit quality.

Duff & Phelps

Category 1 (top grade):
     Duff1+Highest certainty of timely payment.
     Duff1 Very high certainty of timely payment.
     Duff1-High certainty of timely payment.

MUNICIPAL BOND, MUNICIPAL NOTE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Municipal Bond Ratings

Standard & Poor's Corporation:

    Rating  Definition

      AAA   Highest rating; extremely strong security.

      AA    Very strong security; differs from AAA in only a small degree.

      A Strong capacity but more susceptible to adverse economic effects than two above categories.

      BBB Adequate capacity but adverse economic conditions more likely to weaken capacity.

      BB Judged to be speculative with some inadequacy to meet timely interest and principal payments.

      B Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.

Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

Moody's Investors Services, Inc.:

    Rating  Definition

      Aaa   Best quality; carry the smallest degree of investment risk.

      Aa High quality; margins of protection not quite as large as the Aaa bonds.

      A Upper medium grade; security adequate but could be susceptible to impairment.

      Baa Medium grade; neither highly protected nor poorly secured--lack outstanding investment characteristics and sensitive to changes in economic circumstances.

      Ba Judged to have speculative elements. Protection of interest and principal payments may be very moderate.

      B Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Fitch IBCA:

    Rating  Definition

      AAA Highest credit quality with exceptional ability to pay interest and repay principal.

      AA Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.

      A Investment grade with high credit quality. Ability to pay interest and repay principal is strong.

      BBB Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.

      BB Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.

      B Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

Duff & Phelps Credit Rating Co.:

    Rating  Definition

      AAA   Highest credit quality, risk factors are negligible.

      AA    High credit quality with moderate risk.

      A Protection factors are average but adequate, however, risk factors are more variable and greater in periods of economic stress.

      BBB Below average protection factors, but still considered sufficient for prudent investment.

      BB    Below investment grade but likely to meet obligations when due.

      B Below investment grade and possessing risk that obligations will not be met when due.

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

Municipal Note Ratings

Standard & Poor's Corporation:

    Rating  Definition

      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2  Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.:

    Rating*  Definition

      MIG1  Best quality.

      MIG2  High quality.

      MIG3  Favorable quality.

      MIG4  Adequate quality.

* A short-term issue having a demand feature, i.e., payment relying on external liquidity and usually payable upon demand rather than fixed maturity dates, is differentiated by Moody's with the use of the symbols VMIG1 through VMIG4.

Tax-Exempt Commercial Paper Ratings

Standard & Poor's Corporation:

    Rating  Definition

      A-1+  Highest degree of safety.

      A-1   Very strong degree of safety.

Moody's Investors Service, Inc.:

    Rating    Definition
              Prime 1 (P-1) Superior capacity for repayment.

                APPENDIX B - Proxy Voting Policies and Procedures

The investment manager is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When the investment manager has been delegated proxy-voting authority for a client, the duty of care requires it to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, the investment manager must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. The Proxy Voting Policies and Procedures are designed to complement the investment process provided to each client. The investment manager believes that the subadviser of each of the Clearwater Funds is in the best position to monitor corporate events and vote proxies in the best interests of each of the Funds' shareholders. Therefore, the investment manager has delegated proxy voting authority of each Clearwater Fund to its respective subadviser and the Funds have adopted their respective subadviser's proxy voting policies and procedures.

The Clearwater Funds report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request Form N-PX free of charge by calling the Transfer Agent toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc, 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Transfer Agent. Form N-PX is also available from the EDGAR database on the Commission's Internet site at http://www.sec.gov.

CLEARWATER GROWTH FUND AND CLEARWATER INTERNATIONAL FUND

                         Parametric Portfolio Associates

                               PROXY VOTING POLICY

Introduction

Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates' Proxy Voting policy and Procedures are currently effective.

General Policy

We recognize our responsibility to exercise voting authority over shares we hold as fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management's recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will

o Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

o Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

o Keep records of such proxy voting available for inspection by the client or governmental agencies - to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

o Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.


Voting Policy

We generally vote with management in the following cases:

      o     "Normal" elections of directors

      o     Approval of auditors/CPA

      o     Directors' liability and indemnification

      o     General updating/corrective amendments to charter

      o     Elimination of cumulative voting

      o     Elimination of preemptive rights

      o Capitalization changes which eliminate other classes of stock and voting rights

      o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs

      o Stock purchase plans with an exercise price of not less than 85% fair market value

      o     Stock option plans that are incentive based and are not excessive

      o     Reductions in supermajority vote requirements

      o     Adoption of anti-greenmail provisions


We generally will not support management in the following initiatives:

      o Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders

      o Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

      o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      o Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions

      o     Classified boards of directors

      o Re-incorporation into a state which has more stringent anti-takeover and related provisions

      o Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

      o     Excessive compensation or non-salary compensation related proposals

      o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities.

When voting shareholder proposals, initiatives related to the following items are generally supported:

      o     Auditors attendance at the annual meeting of shareholders

      o     Election of the board on an annual basis

      o     Equal access to proxy process

      o     Submit shareholder rights plan poison pill to vote or redeem

      o     Revise various anti-takeover related provisions

      o     Reduction or elimination of super-majority vote requirements

      o     Anti-greenmail provisions

We generally will not support shareholders in the following initiatives:

      o Requiring directors to own large amounts of stock before being eligible to be elected

      o     Restoring cumulative voting in the election of directors

      o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

      o Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

Proxy Committee

The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates' Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

The Proxy Committee consists of the following staff:

      o     Proxy Administrator

      o     Proxy Administrator Supervisor

      o     Portfolio Management Representative

      o     Chief Investment Officer

In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

Recordkeeping

Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third party vendor.

In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

      o     Current voting policy and procedures;

      o     All written client requests as they relate to proxy voting; and,

      o     Any material research documentation related to proxy voting.

To Obtain Proxy Voting Information

Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.

Toll-free phone number: 1-800-211-6707

E-mail address:  proxyinfo@paraport.com

Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

                                                                      April 2008

CLEARWATER INTERNATIONAL FUND

                             AXA Rosenberg Group LLC
                               Proxy Voting Policy

Policy

AXA Rosenberg, as a matter of policy and as a fiduciary to our clients, has responsibility to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

AXA Rosenberg's policy and practice includes the responsibility to arrange for proxies of those clients that have delegated proxy voting responsibility to be received and voted by proxy voting service providers, to disclose any potential conflicts of interest, as well as to make information available to clients about the voting of proxies for their portfolio and to maintain relevant and required records.

For those advisory clients that did not delegate or that have expressly retained proxy voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those clients' portfolios.

AXA Rosenberg will accommodate clients who delegate proxy voting responsibility to it, but wish to retain their right to exercise proxy voting rights according to their own proxy policy or on specific proxy issues.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Office of the Global CIO has the responsibility for the implementation and monitoring of our proxy voting policy and practices. Legal and Compliance are responsible for AXA Rosenberg's disclosures and recordkeeping of AXA Rosenberg's proxy voting.

Procedures

Voting Procedures

AXA Rosenberg has retained third party service providers (the "Service Providers") to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information.

Service Providers will:

      o     Keep a record of each proxy received;

      o Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

      o Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

      o Designated officers of AXA Rosenberg will periodically monitor Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

      o Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client's account.

Disclosure

AXA Rosenberg will disclose in its Disclosure Document its proxy voting policy and procedures. Additionally, clients may request information regarding how AXA Rosenberg voted their proxies, and clients may request a copy of AXA Rosenberg's policy.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Client Services. In response to a request, Client Reporting will provide the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines

In the absence of specific voting guidelines from the client, AXA Rosenberg will vote proxies in the best interests of each particular client.

Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, by voting in accordance with the Service Providers' Guidelines, AXA Rosenberg should avoid conflicts of interest because AXA Rosenberg votes pursuant to a pre-determined policy based on the recommendation of an independent third party.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. AXA Rosenberg believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required, AXA Rosenberg will generally abstain from voting these shares unless there is a compelling reason to the contrary.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AXA Rosenberg from voting such proxies. For example, AXA Rosenberg (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AXA Rosenberg (or its Service Providers) to provide local agents with power of attorney prior to implementing the Service Provider's voting instructions. Although it is AXA Rosenberg's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

CLEARWATER SMALL CAP FUND

                        Kennedy Capital Management, Inc.

                               Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which it exercises investment discretion, including the authority and responsibility to vote proxies. Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.

Kennedy Capital Management, Inc. (the "Firm") has adopted the following policies with respect to voting proxies on behalf of its clients:

      1. This written proxy voting policy, which may be updated and supplemented from time to time, will be provided to each client for which the Firm has been delegated the authority or responsibility to vote proxies;

      2. Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;

      3. The proxy voting policy is consistently applied and records of votes maintained for each client. Exception reports are prepared when proxies are voted other than within the written policy;

      4.    The Firm documents the reasons for voting, including exceptions;

      5. The Firm maintains records of such votes cast and the client requests for proxy voting information for inspection by the client or governmental agencies;

      6. The Firm monitors such voting for any potential conflicts with the interests of its clients; and

      7. Maintains systems to ensure that material conflicts will be resolved prior to voting. The Firm will document in each case that its good faith determination was based on the clients' best interests and did not result from the conflict.

The Firm votes all proxies from a specific issuer the same way for each client absent specific voting guidelines from a client. Clients are permitted to place reasonable restrictions on the Firm's voting authority in the same manner that they may place restrictions on the actual selection of account securities. In order to facilitate this proxy voting process, Proxy Governance, Inc. ("PGI") has been retained as an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions.

Conflicts of Interests

The Firm is an investment adviser to pension plans, public and private companies, mutual funds and individual investors. The management fees collected from such clients are the Firm's principal source of revenue. With respect to the fees paid to it for advisory services rendered, conflicts of interest may occur when the Firm must vote on ballot items of the public companies for which it manages the pension plan assets, and in certain cases, the Firm may have a relationship with the proponents of proxy proposals or participants in proxy contests.

To the extent that such conflicts occur, the Firm will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to the Firm's interests. The Firm may, in selected matters, disclose conflicts to its board of directors to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.

Consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Firm directs execution of client transactions to selected brokers in recognition of their furnishing investment research service. The availability of such research may create a conflict between the interests of the client in obtaining the lowest cost execution and the Firm's interest in obtaining the service.

Proxy Governance, Inc. ("PGI")

PGI is an independent proxy advisory firm and registered investment adviser that specializes in providing a variety of fiduciary level, proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Firm include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities.

PGI also provides the Firm with reports that reflect proxy voting activities of client portfolios. The Firm uses this information for appropriate monitoring of such delegated responsibilities. The Firm may, under soft dollar arrangements, pay for no more than the cost allocated to research services for such uses ("mixed-use" services). The cost of that portion of the services that does not constitute "research" for the purposes of Section 28(e) is reimbursed to the broker-dealer provider.

Management Proposals:

I. When voting on ballot items which are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

      -     "Normal" elections of directors

      -     Approval of auditors/CPA

      -     Directors' liability and indemnification

      -     General updating/corrective amendments to charter

      -     Elimination of cumulative voting

      -     Elimination of preemptive rights

II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively.

      - Capitalization changes which eliminate other classes of stock and voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization

      - Stock purchase plans with an exercise price of less than 85% fair market value

      -     Stock option plans that are incentive based and not excessive

      -     Other stock based plans which are appropriately structured

      -     Reductions in supermajority vote requirements

      -     Adoption of anti-greenmail provisions

III. When voting items that have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative.

      - Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders

      - Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

      -     Classified boards of directors

      - Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      - Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions

      - Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

      - Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

      - Proposals which require inappropriate endorsements or corporate actions

Active Communications With Corporate Management

The Firm has actively voted against management-sponsored initiatives where appropriate. This is the most direct communication of the fiduciary voters' concerns in some instances. Additional actions can or have included direct meetings with corporate representatives, conference calls, inquiries through third parties, and on occasion, letter writing. Participation in a number of forums where the Firm can meet and discuss issues with corporate representatives includes conferences, seminars, user workshops, and other forums. The Firm provides its policies to each client for which the Firm has been delegated the authority or responsibility to vote proxies and others, upon request.

The Firm has historically, and will in the future, review the proxy process for ERISA funds to have two operative principles:

      - Our duty of loyalty: What is the best interest of the fund beneficiaries, are their rights or ability to act being altered by this vote, is it other than beneficial;

      - The duty of prudence is the action proposed other than in the long-term financial interest of the fund. If an issue is reviewed and found to be basically "ERISA neutral," less concern is possibly warranted than when such impacts (best interest/financial) are seen.

To date, the Firm has been an active shareholder in the context of the proxy process and when appropriate or necessary, has engaged in conversations with management and/or those who monitor the company. The Firm will continue to carry out a detailed assessment of a company when evaluating areas of concern.

The Firm has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Participation in national forums and contacts with corporate representatives will also continue. A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company. With numerous stocks to monitor and vote for client portfolios, the Firm recognizes it is not feasible or appropriate to be in active communication with 100% of companies.

As a result, it is believed that the current use of outside and internal resources to provide some economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process. The final and perhaps most valuable tool the Firm can use in the process of being an active and involved fiduciary remains the weight of its vote, and through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.


March 2008

CLEARWATER SMALL CAP FUND


                          KEELEY ASSET MANAGEMENT CORP.

                       PROXY VOTING POLICIES & PROCEDURES

Keeley Asset Management Corp. ("KAMCO") has adopted proxy voting policies and procedures for all of its clients. Those policies and procedures will govern the voting of portfolio securities.

KAMCO's Policies and Procedures are based on the following assumptions:

|X|   Voting rights have economic value.

|X|   There is a duty to cast an informed vote.

|X|   Securities must be voted in a way that benefits the client solely.

The following is a summary of the manner in which KAMCO would normally expect to vote on certain matters that typically are included in the proxies that KAMCO receives each year; however, each proxy needs to be considered separately and KAMCO's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

      1. KAMCO will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).

      2. KAMCO will rely upon its analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).

      3. KAMCO will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.

      4. On matters relating to social and political responsibility, unless in KAMCO's judgment a vote in one direction or the other is likely to have a material effect on the market value of client securities, KAMCO will abstain.

All other issues brought forth will be reviewed by KAMCO on a case by case basis with the sole aim of enhancing the value of client assets.

Although KAMCO does not anticipate that voting will generally present a conflict of interest between clients on the one hand and the person exercising the vote, KAMCO, its broker-dealer affiliate Keeley Investment Corp. ("KIC"), or affiliated persons of KAMCO or KIC, KAMCO recognizes that it is possible that a conflict of interest could arise. If KAMCO identifies a situation which it believes presents a conflict of interest, if the matter is one for which KAMCO's proxy policies as set forth above require a specific vote (e.g. an anti-takeover matter), then the proxy will be voted in accordance with the predetermined policy without regard to the conflict. If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of the client but does not involve KAMCO, KIC or any other person controlling those entities, the exercise of voting judgment will be made by another officer of KAMCO who does not have the conflict (ii) if there is no other officer of KAMCO who does not have a perceived conflict or the conflict involves KAMCO, KIC or someone who controls either of them, KAMCO will seek approval of its vote from the client (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote) or (iii) KAMCO may retain an independent 3rd party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

KAMCO has adopted proxy policies and procedures which provide that KAMCO votes client securities for which it has voting power and responsibility with the goal of enhancing the value of the investment - and specifically with management on routine matters, against anti-takeover proposals, on non-routine matters in accordance with KAMCO's best judgment and on social and political matters, as directed by the client. If KAMCO perceives a conflict of interest on any vote, it will solicit the client for direction, unless it is a matter in which the policies and procedures provide for a predetermine vote. The proxy procedures provide for the method of voting, address responsibility for decision-making in voting and timeliness, record keeping and distribution of information to clients. KAMCO maintains records of its proxy voting as required by the Investment Advisers Act of 1940 and the related rules of the SEC. Copies of KAMCO's complete voting policies and procedures, and of the records of how a client's securities were voted (beginning on July 1, 2003) are available by calling 312-786-5000.


April 2008

CLEARWATER TAX-EXEMPT BOND FUND

(The vast majority of the fund's securities are debt issues and not voting securities to which proxy voting policies and procedures are inapplicable. These policies and procedures will typically apply to the fund's relatively small position in other investment companies.)

                         Sit Investment Associates, Inc.

                Sit/Kim International Investment Associates, Inc.

               Sit/Kim International Investment Associates II, LLC

                   Sit Investment Fixed Income Advisors, Inc.

                        Sit Fixed Income Advisors II, LLC

                              (collectively, "SIA")



                      Proxy Voting Policies and Procedures


I.    Regulatory Requirements.

      The rules governing the proxy voting policies and procedures of registered investment advisers are set forth in Rule 206(4)-6 of the Investment Advisers Act of 1940 (the "Act"). SIA is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") fiduciary duty provisions with respect to voting proxies on securities held in employee benefit plan accounts governed by ERISA.

      Set forth below are SIA's procedures and policies on voting proxies for securities held in client accounts. These procedures and polices are believed to satisfy the ERISA fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin regarding proxy voting (IB 94-2 (CFR ss.2509.94-2)).



      SIA's Proxy voting Policy and Procedures will be effective August 1, 2003



II.   Proxy Voting Procedures

      A. Voting. SIA will vote all proxies for all securities held in client accounts unless a client has instructed SIA in writing not to vote proxies on its behalf.

      B. Proxy Voting Services. In order to efficiently vote each proxy consistent with the Proxy Voting Policies, SIA has entered into a Voting Agent Services (VAS) Agreement, with Institutional Shareholder Services ("ISS"), whereby ISS provides SIA with proxy analysis, vote execution, record keeping, and reporting services.

      C.    Process.

            1. Routine Proxy Proposals and Issues. SIA personnel as identified on Exhibit A will review the proposals on each proxy. SIA shall determine if the proxy includes a non-routine issue. Routine proxy issues that are addressed in the Proxy Guidelines shall be voted by SIA personnel.

            2. Non-routine Proxy Proposals and Issues. Proxy votes concerning issues that are not routine or otherwise not addressed in the Proxy Guidelines will be reviewed by the Proxy Committee or its designate(s). The Proxy Committee or its designee(s) will review each non-routine issue on the proxy, determine SIA's vote and instruct SIA personnel how to vote the proxy.

            3. Vote Execution. SIA shall use ISS's services and systems to execute the vote.

      D.    Records

            1. SIA will maintain a record of each proxy vote cast for each client account. SIA may rely on the records maintained by ISS and also on readily available public records. The records shall be maintained for five years and shall include:

                  a)    proxy voting policies and procedures;

                  b)    proxy statements received regarding client securities;

                  c)    records of votes cast on behalf of clients;

                  d) records of written client requests for proxy voting information and written responses by SIA to any such written or oral client request, and;

                  e) any documents prepared by or on behalf of SIA that were material in making the decision on how to vote or that memorialized the basis for the decision.

      E.    Client Direction

            1. Clients may instruct SIA to vote proxies for their account according to the client's policies rather than SIA's. For example, a client may have guidelines which promote a special interest such as social, religious, or political issues. Under this circumstance, SIA will vote the proxy according to the instructions of the client, which may be inconsistent with SIA's Guidelines and the votes SIA casts on behalf other client accounts. SIA shall use ISS's services and systems to execute the vote.

III.  Proxy Committee.

      A.    The members of the Proxy Committee are identified on Exhibit A.

      B. The Proxy Committee is responsible for the development and the implementation of SIA's Proxy Voting Policies and Procedures and shall oversee and manage the day-to-day operations of SIA proxy voting process.

      C. The Proxy Committee or its designee(s) shall have the following duties:

            1. develop and oversee the implementation of SIA's Proxy Voting Policies and Procedures;

            2.    revise and update the Guidelines as necessary;

            3.    review proxy voting records; and

            4. meet when necessary to discuss and make the final decision on how to vote non-routine issues not already covered in the Guidelines.

      D.    Guideline Development - Routine Matters

            1. The Proxy Committee shall develop voting guidelines ("Guidelines") to be used by SIA personnel to vote routine matters in an efficient and consistent manner without consultation with the Proxy Committee. Votes cast using the Guidelines must be consistent with the Proxy Voting Policies and Procedures.

      E.    Non-routine Issues

            1. The Proxy Committee or its designee(s) will review each non-routine issue on the proxy and determine SIA's vote. The Proxy Committee's decision shall be made in a manner consistent with the Proxy Voting Policies and Procedures. The Proxy Committee may consider information from many sources, including, for example, SIA analyst(s), management of the company, shareholder groups, and independent proxy research services.

IV.   Conflicts of Interest

            1. SIA may be required to vote on a proxy proposal which presents a material conflict of interest between SIA's interests (or the interests of an affiliated person of SIA) and those of a client. In the event the client is a registered investment company, the conflict may involve the fund or its principal underwriter, or an affiliated person of the fund or its principal underwriter.

            2. The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the clients' best interest and was not the product of the material conflict. To resolve a material conflict of interest, The Proxy Committee may (but is not limited to):

                  a) base its vote on pre-determined guidelines or polices which requires little discretion of SIA personnel;

                  b) disclose the conflict to the client and obtain their consent prior to voting; in the case of a registered investment company, disclose the conflict to the board of directors and obtain its consent; or

                  c) base its vote on the analysis and recommendation of an independent third party such as ISS.

            3. SIA will retain records of the steps taken to resolve a material conflict of interest.

V.    Proxy Voting Policy.

      A.    Principles.

            1. Generally. SIA will fulfill its fiduciary obligation to vote proxies by voting as SIA determines to be in the best long-term economic interest of the clients, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. With respect to this proxy voting policy, in the case of a retirement plan client refers to the beneficiaries of the plan, and in the case of investment companies client refers to the shareholders.

      Voting Guidelines

            2. Proposals seeking approval of equity-based compensation, including stock option plans.

                  a) Proposals to adopt or amend long-term incentive compensation plans will be examined on a case-by-case basis and may be approved if they are not excessively dilutive and provide shareholder friendly incentives. Plans that allow repricing of options at lower prices or replacement of options with those containing more favorable terms for insiders, and not in the best interest of shareholders, will be voted against, barring any unusual circumstances.

            3.    Proposals relating to changes in corporate control.

                  a) Regarding unfriendly takeover and other shareholder initiatives, we seek to steer a course between the dangers to minority shareholders of "greenmail", two-step takeovers, etc., and extreme steps to resist such outside pressures which could unduly entrench insider shareholders and incumbent management.

                  b) Increases in authorized but unissued common and preferred stock can at some magnitude be excessively dilutive. New York Stock Exchange rules require shareholder approval for increases in outstanding shares in excess of 18-1/2%. Increases in authorized shares to facilitate stock splits, acquisitions or other actions not materially dilutive to tangible book value and/or fully diluted earnings per share (after considering possible related earnings growth potential in future years) will be approved. Increases in authorized but unissued stock, in excess of any stated purpose, above 100% over the currently outstanding shares, will be scrutinized for their potential dilution or entrenchment effects.

                  c) "Poison pill" provisions generally can be divided into two types. The mild defensive form is a rights issue that is set off by the acquisition of or tender for more than 20% to 30% of the outstanding stock, and usually the rights are exercisable for 1 or 2 additional shares for each share owned (or to be owned after the acquisition) at a price equal to half of the market price. Generally, we favor such proposals because they seem likely to force an acquisition to deal directly with management, which improves the likelihood that minority shareholders would receive a similar price to any control block price. The strong form "poison pill" is for authorization of a new call of stock, usually a preferred stock, with unstated voting rights. While this defensive tool may be very effective, it could, in certain contexts, be construed as an unduly entrenching power for insider shareholders or incumbent management. We will look at the intent of such proposals in our evaluation.

            4. Proposals that affect shareholder rights, including voting rights.

                  a) We generally will favor clearly delineated proxy initiatives that benefit minority shareholders, including prototype "fair price" and anti-greenmail amendments. We may oppose exceedingly complex resolutions joining many defensive initiatives in a single amendment particularly if the principal or headlined initiative is positive for minority shareholders but it masks a large number of initiatives that together could be expected to be excessively or exclusively defensive against many outside motions.

                  b) Idiosyncratic proposals from individual shareholders will be reviewed critically. Proposals for cumulative voting power, for instance, have a long history as being proposed as helpful to minority shareholder rights, but clearly can be discriminatory to minority shareholders if some plurality of shares can thereby more easily win control of a company's board. Similarly, in general, we will vote against shareholder initiatives to eliminate staggered boards of directors that are in place and of long standing. Conversely, we might not favor instituting a staggered board if in context it was deemed to be part of an excessive set of potentially entrenching measures.

            5.    Proposals relating to social or political issues.

                  a) Social initiatives can address new issues during each annual meeting season. We will consult with clients on issues known to be of interest to them. Otherwise, we vote as we determine to be in favor of the collective long-term best self interest of the client.

            6.    Corporate Governance.

                  a) Developments surrounding Enron Corporation in late 2001 and other instances of corporate malfeasance have materially heightened concerns regarding principles of corporate governance across a broad range of issues including, but not limited to, the independence of audit and nominating committees and executive compensation. In addressing these subjects, we consult independent sources for information, including Institutional Shareholder Services, as well as SIA's industry analysts and the resources of the proxy committee. We vote as we determine to be in the best long-term best interest of the client.

                                    Exhibit A



Proxy Committee Members

    Domestic:                           International:
       Roger J. Sit                        Roger J. Sit
       David A. Brown                      Raymond Sit
       Kent L. Johnson                     Tasha M. Murdoff
       Ronald D. Sit


SIA Personnel

The following personnel are authorized to vote proxies on behalf of SIA in a manner consistent with the Proxy Voting Policies and Procedures

     Marlene Arroyo

     Nancy A. Edwards

     Mark D. Madden

                                    CLEARWATER INVESTMENT TRUST

                                      Clearwater Growth Fund
                                     Clearwater Small Cap Fund
                                  Clearwater Tax-Exempt Bond Fund
                                   Clearwater International Fund
                                  30 East 7th Street, Suite 2000
                                    Saint Paul, Minnesota 55101



EXECUTIVE OFFICERS:                                        TRUSTEES:

George H. Weyerhaeuser Jr., CEO & Treasurer                Lucy R. Jones
Frederick T. Weyerhaeuser, Vice President & Secretary      Charles W. Rasmussen
                                                           Laura E. Rasmussen
                                                           Frederick T. Weyerhaeuser
                                                           George H. Weyerhaeuser, Jr.
                                                           Justin H. Weyerhaeuser

INVESTMENT MANAGER:                                        CLEARWATER GROWTH FUND
                                                           SUBADVISER:
Clearwater Management Co., Inc.
2000 Wells Fargo Place                                     Parametric Portfolio Associates
30 East 7th Street, Saint Paul, MN 55101                   1151 Fairview Avenue North
                                                           Seattle, WA 98109-4418

CUSTODIAN FOR CLEARWATER GROWTH FUND,                      CLEARWATER SMALL CAP
CLEARWATER SMALL CAP FUND, AND                             FUND SUBADVISERS:
CLEARWATER TAX-EXEMPT BOND FUND

                                                           Kennedy Capital Management
State Street Bank and Trust Company                        10829 Olive Boulevard
801 Pennsylvania Avenue                                    St. Louis, MO  63141-7739
Kansas City, MO 64105
                                                           Keeley Asset Management
CUSTODIAN FOR CLEARWATER INTERNATIONAL FUND                401 South LaSalle Street, Suite 1201
                                                           Chicago, IL 60605

The Northern Trust Company
50 LaSalle Street
Chicago, IL 60675

COUNSEL FOR THE FUNDS:                                     CLEARWATER TAX-EXEMPT
                                                           BOND FUND SUBADVISER:
Faegre & Benson LLP
90 South 7th Street                                        Sit Fixed Income Advisors II, LLC
2200 Wells Fargo Center                                    3300 IDS Center
Minneapolis, MN 55402                                      80 South Eighth Street
                                                           Minneapolis, MN  55402


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:             CLEARWATER INTERNATIONAL FUND
                                                           SUBADVISERS:

KPMG LLP                                                   Parametric Portfolio Associates
90 South 7th Street                                        1151 Fairview Avenue North
4200 Wells Fargo Center                                    Seattle, WA 98109-4418
Minneapolis, MN 55402



                                                           AXA Rosenberg Investment
CLEARWATER INTERNATIONAL FUND                              Management LLC
ADMINISTRATION AND ACCOUNTING SERVICES:                    4 Orinda Way Bldg E
                                                           Orinda, CA 94563

The Northern Trust Company
50 LaSalle Street
Chicago, IL 60675
                                                           TRANSFER AGENT AND
                                                           SHAREHOLDER SERVICES:

                                                           Fiduciary Counselling, Inc.
                                                           2000 Wells Fargo Place
                                                           30 East Seventh Street,
                                                           Saint Paul, MN 55101


                       STATEMENT OF ADDITIONAL INFORMATION
                                February 4, 2009

                           CLEARWATER INVESTMENT TRUST

                                    FORM N-1A

                            PART C. OTHER INFORMATION


Item 23. Exhibits

      (a)(1) Declaration of Trust dated January 12, 1987 1

      (a)(2) Amendment to Declaration of Trust dated March 25, 1994 1

      (a)(3) Amended and Restated Declaration of Trust dated March 1, 1998 2

      (a)(4) Certificate of Designation with respect to Clearwater Municipal Bond Fund 4

      (a)(5) Certificate of Designation with respect to Clearwater International Fund dated December 12, 2008 13

      (b)(1) By-Laws 1

      (b)(2) Amended and Restated By-Laws dated March 1, 1998 2

      (c)    None.

      (d)(1) Management Contract dated May 1, 1994 1

      (d)(2) Management Contract, as amended, dated March 1, 1998 2

      (d)(3) Form of Management Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater Tax-Exempt Bond Fund and Clearwater Management Co., Inc. 4

      (d)(4) Subadvisory Contract with SIT Investment Associates, Inc. for Clearwater Growth Fund dated May 1, 1994 1

      (d)(5) Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated November 1, 1997 2

      (d)(6) Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated May 5, 2000 6

      (d)(7) Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated September 20, 2001 7

      (d)(8) Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated September 10, 2003 8

      (d)(9) Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated May 1, 1994 1

     (d)(10) Amendment to the Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated January 1, 1998 2

     (d)(11) Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated April 16, 1999 6

     (d)(12) Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated March 10, 2006 11

     (d)(13) Subadvisory Contract with Keeley Asset Management Corp. for Clearwater Small Cap Fund dated August 1, 2006 11

     (d)(14) Form of Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater Municipal Bond Fund and Sit Investment Associates, Inc. 4

     (d)(15) Management Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater International Fund, and Clearwater Management CO., Inc., dated January 24, 2009 13

     (d)(16) Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and Parametric Portfolio Associates LLC, dated January 24, 2009 13

     (d)(17) Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund with AXA Rosenberg Investment Management LLC dated January 5, 2009 13

      (e)    None.

      (f)    None.

      (g)(1) Custodian Agreement with Norwest Bank Minnesota, N.A. dated March 31, 1987 1

      (g)(2) Amendment to Custodian Agreement dated March 27, 1991 1

      (g)(3) Amendment to Custodian Agreement dated November 4, 1992 1

      (g)(4) Custodian Agreement with Investors Fiduciary Trust Company dated September 29, 1997 2

      (g)(5) Amendment to Custodian Agreement dated March 1, 1998 3

      (g)(6) Second Amendment to Custodian Agreement dated March 10, 2006 11

      (g)(7) Custodian Agreement by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and The Northern Trust Company, dated January 28, 2009 13

      (h)(1) Investment Company Service Agreement dated March 2, 1987 1

      (h)(2) Amendment to Investment Company Service Agreement dated May 1, 1995
             1

      (h)(3) Accounting Services Agreement dated April 3, 1995 1

      (h)(4) Amendment to Investment Company Service Agreement dated January 24, 2009 13

      (h)(5) Fund Administration And Accounting Services Agreement by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and The Northern Trust Company, dated January 28, 2009 13

      (i)    Legal Opinion 13

      (j)(1) Consent of Independent Registered Public Accounting Firm+

      (k)    None.

      (l)(1) Stock Purchase Agreement dated February 19, 1987 1

      (m)    None.

      (n)    None.

      (o)    None.

      (p)(1) Code of Ethics of Clearwater Investment Trust and Clearwater Management Company, Inc.5

      (p)(2) Code of Ethics of Clearwater Investment Trust and Clearwater Management Company, Inc. dated September 5, 2003 8

      (p)(3) Code of Ethics of Clearwater Investment Trust dated December 3, 2004 9

      (p)(4) Code of Ethics of Clearwater Management Company, Inc. dated December 23, 2004 9

      (p)(5) Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund 5

      (p)(6) Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund dated June 15, 2001 7

      (p)(7) Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund dated January 1, 2005 9

      (p)(8) Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund and Clearwater International Fund dated July 15, 2005 10

      (p)(9) Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund and Clearwater International Fund dated January, 2006 11

     (p)(10) Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund 5

     (p)(11) Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated September 1, 2000 6

     (p)(12) Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated January 7, 2005 9

     (p)(13) Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated February 1, 2005 10

     (p)(14) Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated November 1, 2006 11

     (p)(15) Code of Ethics of Keeley Asset Management, Corp., subadviser to Clearwater Small Cap Fund dated February 15, 2006 11

     (p)(16) Code of Ethics of Keeley Asset Management, Corp., subadviser to Clearwater Small Cap Fund dated December 6, 2007 12

     (p)(17) Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund 5

     (p)(18) Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund dated March 3, 2004 9

     (p)(19) Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund dated February 19, 2006 11

     (p)(20) Code of Ethics of AXA Rosenberg Investment Management LLC, subadviser to Clearwater International Fund dated May 15, 2008 13

      n/a    Powers of Attorney 12

            ------------

            +     Filed herewith

            1 Previously filed as exhibits to post-effective amendment no. 10 to the Registration Statement on April 29, 1996 and incorporated herein by reference (File No. 33-12289).

            2 Previously filed as exhibits to post-effective amendment no. 12 to the Registration Statement on February 27, 1998 and incorporated herein by reference (File No. 33-12289).

            3 Previously filed as exhibits to post-effective amendment no. 14 to the Registration Statement on April 13, 1999 and incorporated herein by reference (File No. 33-12289).

            4 Previously filed as exhibits to post-effective amendment no. 15 to the Registration Statement on October 15, 1999 and incorporated herein by reference (File No. 33-12289).

            5 Previously filed as exhibits to post-effective amendment no. 16 to the Registration Statement on April 27, 2000 and incorporated herein by reference (File No. 33-12289).

            6 Previously filed as exhibits to post-effective amendment no. 17 to the Registration Statement on April 30, 2001 and incorporated herein by reference (File No. 33-12289).

            7 Previously filed as exhibits to post-effective amendment no. 18 to the Registration Statement on April 26, 2002 and incorporated herein by reference (File No. 33-12289).

            8 Previously filed as exhibits to post-effective amendment no. 20 to the Registration Statement on April 29, 2004 and incorporated herein by reference (File No. 33-12289).

            9 Previously filed as exhibits to post-effective amendment no. 21 to the Registration Statement on March 1, 2005 and incorporated herein by reference (File No. 33-12289).

            10 Previously filed as exhibits to post-effective amendment no. 22 to the Registration Statement on April 28, 2006 and incorporated herein by reference (File No. 33-12289).

            11 Previously filed as exhibits to post-effective amendment no. 23 to the Registration Statement on May 1, 2007 and incorporated herein by reference (File No. 33-12289).

            12 Previously filed as exhibits to post-effective amendment no. 24 to the Registration Statement on April 29, 2008 and incorporated herein by reference (File No. 33-12289).

            13 Previously filed as exhibits to post-effective amendment no. 26 to the Registration Statement on January 29, 2009 and incorporated herein by reference (File No. 33-12289).

Item 24. Persons Controlled by or Under Common Control with the Fund

      The Registrant is not directly or indirectly controlled by or under common control with any other person.

Item 25. Indemnification


      Except for the Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. See the Registrant's undertaking with respect to indemnification in Item 32 below.

Item 26. Business and Other Connections of Investment Adviser

      All of the information required by this item is set forth in the Forms ADV, as amended, of the Manager and the Subadvisers. The following sections of such Forms ADV are incorporated herein by reference:

      (a)   Items 6 and 8 of Part II;

      (b)   Section 6, Business Background, of each Schedule D.

Item 27. Principal Underwriter

      Not applicable.

Item 28. Location of Accounts and Records

      The accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Fiduciary Counselling, Inc., 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930.

Item 29. Management Services

      Not applicable.

Item 30. Undertaking

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to such Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and the State of Minnesota, on the 4th day of February, 2009.

                           CLEARWATER INVESTMENT TRUST



By: /s/ Frederick T. Weyerhaeuser
    -----------------------------
Frederick T. Weyerhaeuser
Secretary                                          February 4, 2009


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Clearwater Investment Trust has been signed below by the following persons in the capacities and on the date indicated:

         Signature                                                 Date



/s/Frederick T. Weyerhaeuser                                   February 4, 2009
---------------------------
Frederick T. Weyerhaeuser
Secretary


THE BOARD OF TRUSTEES:

/s/Lucy R. Jones*
Lucy R. Jones

/s/Laura E. Rasmussen*
Laura E. Rasmussen

/s/Charles W. Rasmussen*
Charles W. Rasmussen

/s/Frederick T. Weyerhaeuser*
Frederick T. Weyerhaeuser

/s/George H. Weyerhaeuser, Jr.*
George H. Weyerhaeuser, Jr.

/s/Justin H. Weyerhaeuser*
Justin H. Weyerhaeuser



*By /s/ Frederick T. Weyerhaeuser                               February 4, 2009
   ---------------------------------------
  /s/ Frederick T. Weyerhaeuser
  Power-of-Attorney

Exhibit Index

      (j)(1) Consent of Independent Registered Public Accounting Firm+